Worthington
Value Line Dynamic Opportunity Fund
(formerly known as Worthington Value Line Equity Advantage Fund)

A series of Value Line Funds Investment Trust

Investor Class	WVLEX
Institutional Class	WVLDX

P R O S P E C T U S
N O V E M B E R 2 0 , 2 0 1 5

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E O F C O N T E N T S

Fund Summary
Investment objectives Page 2
Fees and expenses Page 2
Principal investment strategies of the Fund Page 3
Principal risks of investing in the Fund Page 6
Fund performance Page 11
Management Page 11
Purchase and sale of Fund shares Page 11
Tax information Page 12
Payments to broker-dealers and other financial intermediaries Page 12

How the Fund is Managed
Investment objectives Page 13
Principal investment strategies Page 13
Non-principal investment strategies Page 16
The principal risks of investing in the Fund Page 18

Who Manages the Fund
Investment Adviser Page 27
Manager Page 27
Portfolio management Page 28

About Your Account
How to choose a share class Page 29
How to buy shares Page 33
How to sell shares Page 36
Frequent purchases and redemptions of Fund shares Page 39
Special services Page 40
Dividends, distributions and taxes Page 41

Financial Highlights
Financial Highlights Page 44

F U N D S U M M A R Y

Investment objectives

The Fund’s investment objectives are capital appreciation and current income.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor	Institutional
	Class	Class
Management Fees(1)	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses(2)	0.85%	0.85%
Acquired Fund Fees and Expenses(3)	0.97%	0.97%
Total Annual Fund Operating Expenses	3.07%	2.82%
Less: Fee Waiver and Expense Reimbursement(4)	0.60%	0.60%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	2.47%	2.22%

(1)	“Management Fees” consist of the Fund’s investment management fee to Worthington Capital Management LLC (the “Manager”) and the Fund’s investment advisory fee to EULAV Asset Management (the “Adviser”), each of which is paid at the annual rate of 0.50% of the Fund’s average daily net assets.
(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(3)	“Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year and are fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more underlying or “acquired” funds. “Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets to be disclosed in the Fund’s annual and semi-annual reports to shareholders (or in the financial highlights table of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect cost of investing in acquired funds.
(4)	The Adviser, the Manager and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”), have agreed to waive a portion of their management, advisory and, in the case of the Investor Class, the Rule 12b-1 fees, and the Manager has further agreed to reimburse certain expenses of the Fund, to the extent necessary to limit the total annual operating expenses of each class (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to a specified percentage of such class’ average daily net assets (the “Expense Limitation”). Pursuant to the Expense Limitation, the total annual operating expenses (subject to the specified exclusions) will be limited to the annualized rate of 1.50% and 1.25% of the average daily net assets attributable to Investor Class shares and Institutional Class shares, respectively. The Adviser, the Manager and the Distributor may subsequently recover the reimbursed expenses and/or waived fees from a particular class (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2017 only with the agreement of the Board of Trustees of the Value Line Funds Investment Trust (the “Trust”).

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F U N D S U M M A R Y

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the fee waiver and expense reimbursement is in place for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Investor Class	$273	$889
Institutional Class	$225	$817

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From February 2, 2015 (when the Fund commenced operations) through June 30, 2015, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal investment strategies of the Fund

The Fund obtains exposure to the equity and fixed income asset classes primarily by investing in a diversified basket of closed-end funds, which the Adviser believes offer opportunities for growth, current income or both. The Fund seeks to achieve its investment objectives by following an asset allocation strategy that periodically shifts the assets of the Fund among three different broad asset classes – equity securities, fixed income securities, and cash – based on the Manager’s and the Adviser’s views on the market. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. The Adviser actively manages the Fund’s portfolio first by determining the allocation of the Fund’s assets among equity securities, fixed income securities and cash as asset classes based upon the Manager’s and the Adviser’s view of the relative attractiveness and outlook of each asset class, and subsequently by investing the Fund’s assets among underlying closed-end funds in the equity and fixed income asset classes pursuant to the proprietary models discussed below and research and analysis of the market and the investment merit of the underlying closed-end funds themselves.

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F U N D S U M M A R Y

A closed-end fund is an investment company that has a fixed number of shares which, unlike mutual funds, are not redeemable from the fund. Instead shares of closed-end funds can be purchased and sold only in the securities markets. Similar to mutual funds, closed-end funds can invest in a variety of stocks, bonds and other financial instruments, and closed-end funds often focus their investments on particular sectors, markets, regions and industries. An ETF is an investment company that seeks to track the performance of a specific market index. These indices include broad-market indices (such as the S&P 500 Index or the Barclays Capital Aggregate Index) and narrow market indices, including those relating to particular sectors, markets, regions and industries. The Fund may also invest in actively managed ETFs and ETFs utilizing leverage to attempt to outperform a stated benchmark. The Adviser selects ETFs based on their ability to offer specific asset class, sector and style exposure in a cost- and tax-efficient manner.

The Fund allocates its investments between closed-end funds that primarily invest in equity securities and closed-end funds that primarily invest in fixed income (such as debt) securities. When the Adviser’s view regarding the relative attractiveness of equity securities becomes more favorable, the Adviser will generally increase the percentage of the Fund’s total assets invested in closed-end funds and ETFs holding equity securities and, concurrently, the Adviser will generally decrease the percentage of the Fund’s total assets invested in cash and/or closed-end funds and ETFs holding fixed income securities. Similarly, if the Adviser’s view regarding the relative attractiveness of fixed income securities becomes more favorable, the Adviser will generally increase the percentage of the Fund’s total assets invested in closed-end funds and ETFs holding fixed income securities and, concurrently, the Adviser will generally decrease the percentage of the Fund’s total assets invested in cash and/or closed-end funds and ETFs holding equity securities. Under normal circumstances, the Fund expects to invest 50% to 70% of its net assets (plus the amount of any borrowings for investment purposes) in closed-end funds and ETFs that hold equity securities. However, there are no limits on the percentage of the Fund’s assets that can be invested in closed-end funds and ETFs that invest in fixed income securities.

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F U N D S U M M A R Y

The Adviser uses the following multi-step process, in combination with the asset allocation decision, to build and manage the portfolio. The portfolio construction process begins with proprietary models developed by Value Line, Inc. (“Value Line”) and the Manager. These models rank closed-end funds that invest in equity securities, or fixed income securities, according to a number of factors, including both technical and valuation-driven criteria. The models also filter out the closed-end funds which have extreme or excessive values with respect to characteristics that the Manager and/or the Adviser identifies as relevant in selecting a universe of potential buying opportunities with unique investment value. For example, closed-end funds that trade at a premium or have leverage ratios that the Adviser identifies as excessive will be screened out during the quantitative selection process. The models also consider, among other factors, the turnover of a closed-end fund’s portfolio to avoid investment in funds that engage in excessive trading as well as the trading volume of the shares of the closed-end fund to ensure there is an appropriate level of liquidity.

After the initial screening process, the Adviser then qualitatively analyzes the closed-end funds remaining on the list generated by the proprietary models, including, but not limited to, reviewing each fund’s management, portfolio allocation, and holdings. In addition, the Adviser attempts to identify potential tactical opportunities. The Adviser may from time to time select closed-end funds that have been pared from the list if the Adviser believes they offer attractive investment opportunities for growth or income not adequately reflected in their ranking by the applicable proprietary model. The Fund also may invest directly in equities and equity-related securities, such as ETFs and preferred stocks, that are not covered by Value Line’s proprietary models but meet the Fund’s investment objectives.

The Fund’s investment in any one underlying fund is not expected to exceed, under normal position, 10% of the Fund’s total assets. The Fund’s underlying closed-end funds and ETFs may invest in the equity and debt securities of companies of any market capitalization and, directly or indirectly, in securities of issuers located outside of the United States, including emerging markets. The Adviser anticipates that generally the Fund’s underlying closed-end funds and ETFs will invest primarily in the equity and debt securities of U.S. companies and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or state and local municipalities. Certain of these government securities may provide income free from federal, state or local personal income taxes. The closed-end funds and ETFs in which the Fund invests may engage in a variety of investment techniques, such as selling securities short and leveraging their portfolios to magnify the effect of changes in the value of their investments, and/or to benefit from (or protect against) an anticipated decline in the value of their investments.

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F U N D S U M M A R Y

The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including closed-end funds and ETFs. However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF sponsor prior to investing beyond the 1940 Act’s limits.

The Adviser may sell a security when it is no longer highly ranked by the models or when the Adviser believes the security is approaching the value that no longer warrants continued investment, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. The Fund will also be subject to the risks associated with its own investment strategies and the principal investment strategies of the underlying investment companies in which the Fund invests. There is no assurance that the Fund will achieve its investment objectives. Before you invest in the Fund you should carefully evaluate the risks.

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F U N D S U M M A R Y

■	Fund of Funds Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objectives are directly related to and depend on the performance of the underlying securities, such as the closed-end funds or ETFs, in which it invests. The Fund’s investment in underlying funds exposes the Fund to the risks associated with the types of securities in which the underlying fund invests and the investment techniques that they employ. Market fluctuations will change the weightings of the underlying funds in the Fund’s portfolio from their target weightings. Underlying funds may periodically change their investment objectives, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Shareholders in the Fund will bear the Fund’s operating expenses as well as the Fund’s proportionate share of the expenses of the underlying funds. It is possible to lose money by investing in underlying funds. An investment in an underlying fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or the Adviser or the Manager. In addition to the risks generally associated with investing in mutual funds, investing in underlying funds that are closed-end funds and ETFs create other risks. For example, certain of the closed-end funds and ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged funds, the more this leverage will magnify any losses on those investments.

■	Asset Allocation Risk. The risk that the Fund’s selection and weightings of different funds and asset classes within its portfolio will favor an asset class that performs poorly relative to other asset classes. Because the Fund’s weightings among equity and fixed income asset classes are expected to change over time, the risks of investing in the Fund may vary substantially depending upon the mix of underlying funds investing in equity securities versus fixed income securities.

■	Management Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are invested in other investments.

■	Closed-End Funds Risk. The risk that closed-end funds in which the Fund invests will expose the Fund to negative performance and additional expenses associated with investment in such funds, and increased volatility. Closed-end funds frequently trade at a discount from their net asset value (“NAV”), which may affect whether the Fund will realize gain or loss upon its sale of the closed-end funds’ shares. Closed-end funds may employ leverage, which also subjects the closed-end fund to increased risks such as increased volatility.

■	Exchange-Traded Funds (ETFs) Risk. The risk that the ETF will not closely track its benchmark index, or that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Fund of owning shares of the ETF will exceed those the Fund would incur by investing in such securities directly.

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F U N D S U M M A R Y

■	Expenses Risk. The risk that the Fund’s expense structure may result in lower investment returns. You may invest in underlying funds directly. By investing in underlying funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of those underlying funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

■	Foreign Investments. An underlying fund may invest in foreign securities, either directly or by purchasing American Depository Receipts (“ADRs”) or other investment companies that hold foreign securities or ADRs. Purchases of foreign securities entail certain risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the underlying fund invests, and fluctuations in foreign currency exchange rates may adversely affect the value of foreign securities. Additionally, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.

■	Leverage/Volatility Risk. The use of leverage by the closed-end funds or ETFs in which the Fund invests will cause the value of the Fund’s shares to be more volatile than if the underlying fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities or other investments. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Furthermore, derivative instruments often pose risks similar to the use of leverage, including some types of derivative instruments being highly volatile and subject to occasional rapid and substantial fluctuations in value. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s (or the closed-end funds or ETFs in which the Fund invests) trading positions suddenly turn unprofitable. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns may be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant loss on their investment in the Fund.

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F U N D S U M M A R Y

■	Limited History of Operations. The Fund is a recently formed mutual fund and has limited history of operations.

■	Liquidity Risk. The risk that certain securities, including shares of closed-end funds, may be difficult or impossible to sell at the time and price beneficial to the Fund.

■	Market Risk. The risk that the value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of equity investing, such as growth or value, may underperform the market generally.

■	Common Stock Risk. Stock markets are volatile. The price of common stock, and other equity securities, in which underlying funds invest fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Stock prices may decline over short or even extended periods of time.

■	Preferred Stock Risk. Preferred stocks are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both fixed-income securities and common stock.

■	Short Sale Risk. Short sale risk includes the potential loss of more money than the actual cost of the investment and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to an underlying fund.

■	Credit and Default Risk. The risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. This risk is greater for securities that are rated below investment grade (commonly called “junk” bonds).

■	Interest Rate and Maturity Risk. The risk that increases in prevailing interest rates may cause fixed income securities held by the Fund to decline in value. The magnitude of this decline may be greater for longer-term fixed income securities than shorter-term fixed income securities.

■	Prepayment and Extension Risk. An issuer generally exercises its right to pre-pay principal (i.e., to re-pay principal before due) when interest rates fall and to defer payment of principal until the deadline when interest rates rise. Prepayment and extension risks are the risks that performance may suffer, respectively, if an underlying fund receives pre-payment proceeds that cannot be reinvested at equally attractive rates because of falling interest rates, or if an underlying fund “locks-in” lower interest rates and foregoes more attractive opportunities as interest rates rise.

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F U N D S U M M A R Y

■	Mortgage-backed, Asset-backed and Structured Investment Securities Risk. Mortgage-backed, asset-backed and structured investment securities may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value and liquidate.

■	Government Securities Risk. Unless obligated to do so by law, the U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the U.S. government, and are neither issued nor guaranteed by the U.S. Treasury. Bonds that were issued as tax-exempt may be reclassified by the Internal Revenue Service (“IRS”) as taxable, creating taxable rather than tax-exempt income, and new federal or state legislation also may adversely affect the tax-exempt status of municipal securities or the financial ability of municipalities to repay these obligations.

■	Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

■	Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 18.

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Fund performance

The Fund commenced operations on February 2, 2015, and therefore has limited performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return and comparing the Fund’s performance to a broad measure of market performance.

Management

	■	Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

	■	Fund Manager. The Fund’s investment manager is Worthington Capital Management LLC.

	■	Portfolio Managers. Cindy Starke, an employee of the Adviser, is primarily responsible for the day-to-day management of the Fund’s investments in equity securities and closed-end funds that primarily invest in equity securities. Ms. Starke has been a portfolio manager of the Fund since it commenced investment operations in 2015. Liane Rosenberg, an employee of the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio of closed-end funds that primarily invest in fixed income securities. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund’s portfolio managers since October 2015.

Purchase and sale of Fund shares

The minimum amount of an initial or additional investment in the Fund varies depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. The minimum initial investment in the Fund is $1,000 to purchase Investor Class shares and $100,000 to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares does not apply to certain fee-based advisory programs, individual and group retirement plans and accounts, and other persons which the Fund has identified as “institutional investors.” See “How to choose a share class” on page 29.

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F U N D S U M M A R Y

The minimum amount of any additional investment is $100, provided that no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund and that Investor Class shares are available for purchase via regular monthly investments of $25 or more through the Systematic Purchase Plan. See “Special services” on page 40.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail, by writing to: Worthington Funds, Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 36.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”) (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, the Adviser and/or the Distributor or other related companies may pay the intermediary for the sale of Fund shares, marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial advisor to recommend the Fund over another investment. Ask your salesperson or financial advisor or visit your financial intermediary’s website for more information.

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Investment objectives

The Fund’s investment objectives are capital appreciation and current income. Although the Fund will strive to achieve these investment objectives, there is no assurance that it will succeed.

Principal investment strategies

You should consider an investment in the Fund to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.

The Fund obtains exposure to the equity and fixed income asset classes primarily by investing in a diversified basket of closed-end funds which the Adviser believes offer opportunities for growth, current income or both. The Fund seeks to achieve its investment objectives by following an asset allocation strategy that periodically shifts the assets of the Fund among three different broad asset classes – equity securities, fixed income securities, and cash – based on the Manager’s and the Adviser’s views on the market. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. The Adviser actively manages the Fund’s portfolio first by determining the allocation of the Fund’s assets among equity securities, fixed income securities and cash as asset classes based upon the Manager’s and the Adviser’s views of the relative attractiveness and outlook of each asset class, and subsequently by investing the Fund’s assets among underlying closed-end funds in the equity and fixed income asset classes pursuant to the proprietary models discussed below and research and analysis of the market and the investment merit of the underlying closed-end funds themselves.

A closed-end fund is an investment company that has a fixed number of shares which, unlike mutual funds, are not redeemable from the fund. Instead shares of closed-end funds can be purchased and sold only in the securities markets. Similar to mutual funds, closed-end funds can invest in a variety of stocks, bonds and other financial instruments, and closed-end funds often focus their investments on particular sectors, markets, regions and industries. An ETF is an investment company that seeks to track the performance of a specific market index. These indices include broad-market indices (such as the S&P 500 Index or the Barclays Capital Aggregate Index) and narrow market indices, including those relating to particular sectors, markets, regions and industries. The Fund may also invest in actively managed ETFs and ETFs utilizing leverage to attempt to outperform a stated benchmark. The Adviser selects ETFs based on their ability to offer specific asset class, sector and style exposure in a cost- and tax-efficient manner.

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The Fund allocates its investments between closed-end funds that primarily invest in equity securities and closed-end funds that primarily invest in fixed income (such as debt) securities. When the Adviser’s view regarding the relative attractiveness of equity securities becomes more favorable, the Adviser will generally increase the percentage of the Fund’s total assets invested in closed-end funds and ETFs holding equity securities and, concurrently, the Adviser will generally decrease the percentage of the Fund’s total assets invested in cash and/or closed-end funds and ETFs holding fixed income securities. Similarly, if the Adviser’s view regarding the relative attractiveness of fixed income securities becomes more favorable, the Adviser will generally increase the percentage of the Fund’s total assets invested in closed-end funds and ETFs holding fixed income securities and, concurrently, the Adviser will generally decrease the percentage of the Fund’s total assets invested in cash and/or closed-end funds and ETFs holding equity securities. Under normal circumstances, the Fund expects to invest 50% to 70% of its net assets (plus the amount of any borrowings for investment purposes) in closed-end funds and ETFs that hold equity securities. However, there are no limits on the percentage of the Fund’s assets that can be invested in closed-end funds and ETFs that invest in fixed income securities. There are also no limits or expectations as to the average credit quality or weighted average maturity of the Fund’s portfolio or the portfolio of any underlying closed-end fund or ETF. The underlying funds may invest in debt securities of any credit rating or duration.

The Adviser uses the following multi-step process in combination with the asset allocation decision to build the portfolio. The portfolio construction process begins with the proprietary models developed by Value Line and the Manager that rank closed-end funds that invest in equity, or fixed income securities, according to a number of factors, including both technical and valuation-driven criteria. The models also filter out the closed-end funds which have extreme or excessive values with respect to characteristics that the Manager and/or the Adviser identifies as relevant in selecting a universe of potential buying opportunities with unique investment value. For example, closed-end funds that trade at a premium or have leverage ratios that the Adviser identifies as excessive will be screened out during the quantitative selection process. The models also consider, among other factors, the turnover of a closed-end fund’s portfolio to avoid investment in funds that engage in excessive trading as well as the trading volume of the shares of the closed-end fund to ensure there is an appropriate level of liquidity.

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After the initial screening process, the Adviser then qualitatively analyzes the closed-end funds remaining on the list generated by the proprietary models, including, but not limited to, reviewing each fund’s management, portfolio allocation, and holdings. In addition, the Adviser attempts to identify potential tactical opportunities. The Adviser may from time to time select closed-end funds that have been pared from the list if the Adviser believes they offer attractive investment opportunities for growth or income not adequately reflected in their ranking by the applicable proprietary model.

The Fund also may invest directly in equities and equity-related securities, such as ETFs and preferred stocks, that are not covered by Value Line’s proprietary model but meet the Fund’s investment objectives. The Adviser may invest a portion of the Fund’s assets in ETFs to gain exposure to a broad index of securities in lieu of investing directly in closed-end funds.

The Fund’s investment in any one underlying fund is not expected to exceed, under normal position, 10% of the Fund’s total assets. The Fund’s underlying closed-end funds and ETFs may invest in the equity and debt securities of companies of any market capitalization and, directly or indirectly, in securities of issuers located outside of the United States, including emerging markets. The Adviser anticipates that generally the Fund’s underlying closed-end funds and ETFs will invest primarily in equity and debt securities of U.S. companies and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or state and local municipalities. Certain of these government securities may provide income free from federal, state or local personal income taxes.

The closed-end funds and ETFs in which the Fund invests may engage in a variety of investment techniques, such as selling securities short and leveraging their portfolios to magnify the effect of changes in the value of their investment, and/or to benefit from (or protect against) an anticipated decline in the value of their investments. A short sale involves selling a security that an underlying fund has borrowed from another party in order to hedge against the potential decline in the value of a security it does own, or to realize appreciation from the decline in value of a security it does not own. Leverage arises when an underlying fund enters a transaction that enables it to achieve more investment exposure than could be obtained from fully investing its assets. Such transactions and instruments may include borrowing from banks, investment of collateral from loans of portfolio securities, use of derivatives, when-issued, delayed-delivery, and forward commitment transactions, or, in the case of closed-end funds, issuance of preferred stock.

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The 1940 Act restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including closed-end funds and ETFs. However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF sponsor prior to investing beyond the 1940 Act’s limits.

The Adviser may sell a security when it is no longer highly ranked by the models or when the Adviser believes the security is approaching the value that no longer warrants continued investment, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

The Fund and the underlying funds in which it invests may invest in other securities similar to those described in this section if otherwise consistent with the Fund’s and the underlying fund’s investment objectives and strategies. Additional information about the Fund’s investments and related risks are described in the Fund’s Statement of Additional Information (“SAI”).

Non-principal investment strategies

The Fund may engage in certain investment strategies in addition to its principal investment strategies.

■	Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, the Fund (or certain underlying funds in which the Fund invests) may invest in cash or cash equivalents, debt securities or bonds, for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objectives.

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■	Securities lending. In order to generate additional income, the underlying funds in which the Fund invests may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, these underlying funds will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of an underlying fund’s total assets (including the loan collateral). Any cash collateral received by the fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this prospectus regarding the Fund’s investments in particular types of securities.

■	Rule 144A securities. The underlying funds may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers. These securities will not be considered illiquid so long as the investment advisers to the underlying funds determine, under guidelines approved by the respective boards, that an adequate trading market exists.

■	Business Development Companies or “BDCs”. The Fund may invest in BDCs, which are a special type of closed-end fund that is designed to facilitate capital formation for small and middle-market companies.

■	Repurchase Agreements. The Fund and underlying funds may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the investment adviser to an underlying fund or the Fund. Repurchase agreements involve the purchase of securities by an underlying fund or the Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Repurchase agreements with termination dates of more than seven days are generally deemed to be illiquid securities. The Fund and each underlying fund may invest up to 15% of its net assets in securities that are illiquid.

■	Portfolio turnover. Certain underlying funds may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve their investment objectives. This strategy may result in higher brokerage commissions and other expenses (relative to more passive “buy and hold” investment strategies), and may negatively affect the underlying fund’s (and therefore the Fund’s) performance. Information on the Fund’s most current portfolio turnover rates, when available, will be provided in the “Financial Highlights” section of this prospectus.

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Other non-principal investment strategies and the associated risks are discussed in the SAI.

The principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. The Fund will also be subject to the risks associated with its own investment strategies and the principal investment strategies of the underlying investment companies in which the Fund invests. Before you invest in the Fund you should carefully evaluate the risks. The price of the Fund’s shares will increase and decrease according to changes in the value of its investments.

■	Fund of Funds Risk. The Fund’s investments are primarily concentrated in the underlying funds, and the Fund’s investment performance is directly related to the investment performance of the underlying funds held by it. The ability of the Fund to meet its investment objectives is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds. The value of the underlying fund’s investments, and the NAVs of the shares of both the Fund and the underlying funds, will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the underlying funds invest. There can be no assurance that the investment objectives of the underlying funds will be achieved.

Because the Fund invests in the underlying funds, the Fund’s shareholders will be affected by the investment policies of the underlying funds in direct proportion to the amount of assets the Fund allocates to those underlying funds. The Fund may invest in various underlying funds that seek to track certain equity and fixed income indices. Investments in ETFs and index funds will subject the Fund to tracking risk, which is the risk that the ETFs or index fund’s performance will not track the performance of its respective index or reference portfolio. The Fund also may invest in underlying funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and country risk. Foreign investments of the underlying funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Although the Fund may invest in underlying funds holding equity and debt securities issued by companies of any capitalization, mid- and small-capitalization stocks may be riskier than investing in larger, more established companies and investing in equity securities may be riskier than investing in debt securities. Underlying funds may invest in debt securities of any credit quality or duration, with fixed or variable interest rates. Debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or state and local municipalities may generate income that is taxable or exempt from federal, state or local personal income taxes. Underlying funds may also invest in real estate securities, commodity-related securities and money market investments. The risks of the underlying funds’ investments and the Fund to the extent the Fund invests in those investments directly are discussed in more detail below. In managing the Fund, the Adviser will have the authority to select and substitute underlying funds.

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■	Asset Allocation Risk. The risk that the selection and weightings of different funds and asset classes within the portfolio will favor an asset class that performs poorly relative to other asset classes. Because the Fund’s weightings among closed-end funds investing in equity and fixed income asset classes are expected to change over time, the risks of investing in the Fund may vary substantially depending upon the mix of underlying funds investing in equity securities versus fixed income securities.

■	Closed-End Fund Investment Risk. Closed-end funds are subject to the risks of investing in their underlying securities and other instruments, but the total return on such investments at the fund level may be reduced by the operating expenses and fees of such other closed-end funds, including advisory fees. There can be no assurance that the investment objective of any fund in which the Fund invests will be achieved. The Fund, as a holder of the securities of a closed-end fund, will bear its pro rata portion of the closed-end fund’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. The market price of a closed-end fund fluctuates and may be either higher or lower than the NAV of such closed-end fund.

• Risk of Market Price Discount or Premium from NAV. Shares of closed-end funds frequently trade at a discount or premium to their NAV. The risk that shares will trade at a discount is separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether the Fund will realize gains or losses upon the sale of shares of underlying closed-end funds will depend not upon the underlying closed-end funds’ NAVs, but entirely upon whether the market price of the shares at the time of sale is above or below the purchase price for the shares. If the Fund purchases shares at a premium to their NAV and then sells the shares at NAV or a discount to NAV, the Fund could realize a loss notwithstanding the absence of any change to the NAV of the underlying closed-end fund.

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	•	Leverage Risk. Closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks or other methods. While this leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that such closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the closed-end fund incurs capital losses, the return to common stockholders, such as the Fund, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

	•	Proxy Voting. To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end fund in which the Fund has invested are solicited to vote, the Manager will vote such shares in the same general proportion as shares held by other stockholders of such closed-end fund or seek instructions from the Fund’s stockholders with regard to the voting on such matter. Compliance with such provisions regarding its voting of proxies may cause the Fund to incur additional costs. In addition, if the Fund votes its proxies in the same general proportion as shares held by other stockholders, the Fund may be required to vote contrary to that which the Manager and/or the Adviser believes is in the Fund’s best interests in light of its investment objectives and strategy.

■	Equity Securities Risk. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. “Equity securities” include common stocks, preferred stocks, securities issued by investment companies including ETFs, interests in REITs, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

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	•	Common Stock Risk. Stock markets are volatile. The price of common stock, and other equity securities, in which underlying funds invest is subject to equity security risk and fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Stock prices may decline over short or even extended periods of time. Common stocks may also be subject to leverage risk.

	•	Preferred Stock Risk. Preferred stocks are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both fixed-income securities and equity securities including common stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

	•	Growth and Value Stock Risk. Stock prices have historically risen and fallen in periodic cycles. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

■	Fixed Income Securities Risk. The price of fixed income securities fluctuates based on perceived and actual changes in an issuer’s or borrower’s ability to repay principal and interest when (or before) due. “Fixed income securities” include below investment grade securities (commonly called “high yield” or “junk” bonds), mortgage-backed and asset-backed securities, dividend income producing securities, taxable and tax-exempt U.S. government securities (including, but not limited to, treasury bills and notes and municipal bonds), and foreign government securities.

	•	Credit and Default Risk. An issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. This risk is greater for securities that are rated below investment grade.

	•	Interest Rate and Maturity Risk. Increases in prevailing interest rates may cause fixed income securities held by the Fund to decline in value. The magnitude of this decline may be greater for longer-term fixed income securities than shorter-term fixed income securities.

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	•	Prepayment and Extension Risk. An issuer generally exercises its right to pre-pay principal (i.e., to re-pay principal before due) when interest rates fall and to defer payment of principal until the deadline when interest rates rise. Performance may suffer if an underlying fund receives pre-payment proceeds that cannot be reinvested at equally attractive rates because of falling interest rates, or if an underlying fund “locks-in” lower interest rates and foregoes more attractive opportunities as interest rates rise.

	•	Mortgage-backed, Asset-backed and Structured Investment Securities Risk. Mortgage-backed, asset-backed and structured investment securities may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value and liquidate.

	•	Government Securities Risk. Unless obligated to do so by law, the U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises. Certain U.S. government securities purchased by the Fund may not be backed by the full faith and credit of the U.S. government, and are neither issued nor guaranteed by the U.S. Treasury. Bonds that were issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income, and new federal or state legislation also may adversely affect the tax-exempt status of municipal securities or the financial ability of municipalities to repay these obligations. Although distributions of interest income from tax-exempt securities are generally exempt from regular federal income tax, the alternative minimum tax may still apply and distributions from other sources, including capital gain distributions and any gains on the sale of shares of an underlying fund, are not exempt from regular federal income tax.

■	Expenses Risk. The risk that the Fund’s expense structure may result in lower investment returns. You may directly invest in the underlying funds, such as closed-end funds and ETFs. By investing indirectly in the underlying funds through the Fund, you will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

■	Exchange-Traded Funds (ETFs) Risk. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Shares of ETFs trade on a securities exchange and may trade at, above, or below their NAV.

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■	Foreign Investments. An underlying fund may invest in foreign securities, either directly or by purchasing ADRs or other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the underlying fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. Additionally, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

■	Leverage/Volatility Risk. The closed-end funds and/or ETFs in which the Fund invests may employ leverage and may invest in leveraged instruments. The more an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the underlying funds in which the Fund invests did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund and underlying funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may also cause the Fund (or any fund in which the Fund invests) to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could result in large losses in cases where the Fund (or any fund in which the Fund invests) is unable to close out the transaction.

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■	Limited History of Operations. The Fund is a recently formed mutual fund and has limited history of operations. There is no guarantee the Fund will achieve its investment objectives.

■	Liquidity Risk. Certain securities in which the Fund invests, including shares of thinly traded closed-end funds, may be difficult to sell at the time and price beneficial to the Fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Fund to incur expenses in addition to those normally associated with the sale of a security.

■	Management Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are invested in other investments.

■	Market Risk. Market risk is the risk that the value of the securities in which the Fund or an underlying fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market.

■	Short Sale Risk. The underlying funds may engage in short sales which involve selling and delivering to a purchaser a security that the underlying fund does not own and has borrowed from a lender. The underlying fund is then obligated to purchase the security at a later date in order to return it to the security’s lender. The underlying fund would realize a gain on the transaction if the price at which it sold the security was higher than the price at which it repurchased the security plus the costs of borrowing the security and any other transaction costs. The 1940 Act limits the aggregate value of a fund’s short sales to not more than 33-1/3% of its total assets. There is no assurance that a security needed to cover a short position will be available for purchase at a reasonable price. A short sale of a security creates the risk of an unlimited loss, since the price of a security could theoretically increase without limit. Purchasing securities to close out a short position can itself cause the price of securities to rise further, thereby increasing the loss. Short sales may cause a higher portfolio turnover and increase an underlying fund’s brokerage and other transaction expenses. Short selling is considered a speculative investment practice.

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■	Valuation Risk. The risk that the Fund or an underlying fund has valued certain of its securities at a higher price than it can sell them.

■	Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents) can result in: financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; the release of private shareholder information or confidential Fund information; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment therein to lose value. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

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H O W T H E F U N D I S M A N A G E D

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Please see the SAI for a further discussion of risks. Information on the Fund’s recent portfolio holdings is available in the Fund’s annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

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W H O M A N A G E S T H E F U N D

The business and affairs of the Fund are managed by the officers of the Trust under the oversight of the Board of Trustees.

Investment Adviser

The Fund’s investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 21st Floor New York, NY 10036-6524. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.2 billion as of September 30, 2015.

Pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Adviser makes investment decisions and places orders for the purchase and sale of portfolio securities on the Fund’s behalf. The Adviser manages the Fund’s portfolio in accordance with the stated policies of the Fund and subject to the supervision of the Board of Trustees and the Manager.

As compensation for its services, the Adviser is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the fiscal period ended June 30.

Manager

The Fund’s manager is Worthington Capital Management LLC, a Delaware limited liability company, located at 6075 Poplar Avenue, Crescent Center, Memphis, TN 38119. The Manager is newly registered as an investment adviser with the Securities and Exchange Commission.

Pursuant to a management agreement with the Trust on behalf of the Fund, the Manager oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. The Manager does not exercise investment discretion with respect to the management of the Fund’s investment portfolio. The Manager’s role with respect to the management of the Fund’s investment portfolio is limited to the selection of the Adviser and the review of all purchases and sales of portfolio instruments made by the Fund to assess compliance with its stated investment objectives and policies. However, the Manager seeks to enhance and ensure quality control in the Adviser’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark. In this respect, the Manager has developed with Value Line the quantitative models that the Adviser uses as part of its multi-step process in managing the Fund’s portfolio. The Manager also performs other investment advisory, oversight and management responsibilities, including enriching the Adviser’s investment process through the Manager’s insights into and experience with closed-end investment companies, assisting the Adviser in seeking best execution in its selection and use of brokers to transact in shares of closed-end funds, and voting the Fund’s portfolio securities.

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W H O M A N A G E S T H E F U N D

As compensation for its services and the related expenses borne by the Manager, the Manager is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees approval of the management agreement is available in the Fund’s semi-annual report to shareholders for the fiscal period ended June 30.

Portfolio management

Cindy Starke, an employee of the Adviser, is primarily responsible for the day-to-day management of the Fund’s investments in equity securities and closed-end funds that primarily invest in equity securities. Ms. Starke has been a portfolio manager of the Fund since it commenced investment operations in 2015. Prior to joining the Adviser in 2014, Ms. Starke was a Portfolio Manager and Equity Analyst at Spears Abacus Advisors from 2012 to 2014. From 2010 to 2012, she was an Equity Analyst with Conative Capital Management and from 2007 to 2009, a Managing Director, Portfolio Manager and Equity Analyst at Barrett Associates. From 1999 to 2007 she was Managing Director, Portfolio Manager and Equity Analyst at NewBridge Partners and Victory NewBridge.

Liane Rosenberg, an employee of the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio of closed-end funds that primarily invest in fixed income securities. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund’s portfolio managers since October 2015.

There is additional information in the SAI about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

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A B O U T Y O U R A C C O U N T

How to choose a share class

The Fund is offering two classes of shares pursuant to this Prospectus so you can choose the class that best suits your investment needs: the Investor Class and the Institutional Class. Each class of shares in a Fund represents an interest in the same portfolio of investments. The main differences between the classes are minimum purchase amounts, ongoing fees and distribution channels through which shares of the classes may be purchased. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given the amount of your purchase. Not all share classes may be available for purchase in all states or from all financial intermediaries. Your financial intermediary may receive different compensation depending upon which class you choose. You should consult your financial intermediary for more information.

	■	Investor Class

The minimum investment in the Fund to purchase Investor Class shares is $1,000. The minimum additional investment is $100, provided that regular monthly investments of $25 or more may be made through the Systematic Purchase Plan as described in “Special services” on page 40 and no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund.

The Fund has adopted, on behalf of the Investor Class, a “Service and Distribution Plan” (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is paid Rule 12b-1 fees from Investor Class assets at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. The Rule 12b-1 fees are used by the Distributor for its expenses relating to the distribution, marketing and administrative services provided under the Plan. The Distributor also makes payments to broker-dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the Fund’s shares. Such services may include, among other things, answering investor inquiries regarding the Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The Plan also recognizes that the Adviser or Manager may make payments for such services out of their respective fees, past profits or any other source available to them. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the Plan. Because Rule 12b-1 fees are paid out of the assets of the Investor Class on an ongoing basis, over time these fees will increase the cost of an investment in Investor Class shares and may cost you more than if you purchased Institutional Class shares.

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A B O U T Y O U R A C C O U N T

■	Institutional Class

Institutional Class shares do not pay Rule 12b-1 distribution and service fees. Subject to the exceptions noted below, the minimum investment in the Fund to purchase Institutional Class shares is $100,000. The minimum amount of any additional investment is $100, provided that no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund.

Notwithstanding the foregoing, no minimum investment in the Fund is required for the following persons to purchase Institutional Class shares:

• Investors in fee-based investment advisory programs sponsored by a broker-dealer or other financial institution, that have entered into a special arrangement with the Fund and/or the Distributor specifically for such purchases, provided that the program invests in the Fund through an omnibus account.

• Employer-sponsored retirement or benefit plans that invest in the Fund through an omnibus account, directly or through an intermediary, provided that, in the case of investment through an intermediary, the intermediary has entered into a special arrangement with the Fund and/or the Distributor specifically for that purpose.

• Individual retirement accounts, including Regular and Roth IRAs, individual Section 403(b) plans, and Section 401(a) or (k) accounts.

Financial intermediaries should contact the Distributor to determine whether the intermediary may be eligible to offer Institutional Class shares.

■	Exchanges

You may exchange shares of a particular class of the Fund for shares of the same class of another Value Line mutual fund or any other funds offered through the Distributor, provided that such fund offers the same class of shares and your investment in such fund satisfies the minimum investment and any other criteria necessary to purchase such class of shares of that fund. If the other fund does not offer multiple classes, you may still obtain shares of such fund in exchange for your Fund shares, provided you satisfy any applicable criteria for purchasing shares of such fund. See “By exchange” on page 37.

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A B O U T Y O U R A C C O U N T

■	Conversion

You may be eligible to convert your Investor Class shares of the Fund into Institutional Class shares of the Fund if your investment in the Fund appreciates in value, or increases through additional purchases or exchanges, to exceed any applicable minimum investment for purchasing Institutional Class shares of such Fund. Consult with your intermediary or Shareholder Services at 855-400-5941 to determine if your Investor Class shares are eligible for conversion into Institutional Class shares of the Fund.

If you hold Institutional Class shares, and exchanges or redemptions from the Fund cause the balance of your investment to fall below any applicable minimum investment for purchasing Institutional Class shares, you may be asked to bring the balance of your shares up to the minimum within 30 days. If your account is not brought up to the minimum, the Fund may convert your Institutional Class shares into Investor Class shares or redeem all of your shares and close your account. See “Account minimum” on page 38.

■	Payments for sub-transfer agency services

The Fund compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by financial intermediaries. This fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is in an amount generally approximating the amount of transfer agency fees that the class of the Fund would otherwise bear had such accounts been direct shareholders in the Fund and may not exceed 0.05% of the Fund’s average daily net assets attributable to such class. This fee is in addition to the Rule 12b-1 fee paid by the Investor Class.

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■	Additional compensation to financial intermediaries

In addition, the Manager, the Adviser and/or the Distributor (collectively, the “Service Providers”) make payments to broker-dealers, banks or other financial intermediaries or their affiliates (collectively, “intermediaries”), based on Fund assets held by the intermediary, or such other criteria agreed to by the Manager, the Adviser and/or the Distributor, related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the Fund and certain other funds available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Service Providers from their own resources, which come directly or indirectly in whole or in part from fees paid by the Fund and other funds in the complex. Payments of this type are sometimes referred to as revenue-sharing payments.

An intermediary that sells Fund shares may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other funds in the complex over another investment. More information regarding these payments is contained in the Fund’s SAI, which is available as described on back cover page of this prospectus. Your intermediary may charge you additional fees other than those disclosed in this prospectus.

Please contact your financial advisor or investment professional for more information regarding any such payments his or her firm may receive from the Service Providers, as well as about fees and/or commissions charged by that firm.

32

A B O U T Y O U R A C C O U N T

How to buy shares

	■	By telephone

Once you have opened an account, you can buy additional shares by calling 855-400-5941 (the Fund’s transfer agent) between 9:00 a.m. and 4:00 p.m. Eastern Time. You must pay for these shares within three business days of placing your order.

	■	By wire

If you are making an initial purchase by wire, you must call the Fund’s transfer agent at 855-400-5941 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund.

	■	Through a broker-dealer

You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

	■	By mail

Complete the account application and mail it with your check payable to BFDS, Agent to Worthington Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

	■	Minimum/additional investments

Once you have completed an account application, you can make an initial purchase of the Fund’s shares with a minimum investment that varies by the class of shares you buy and the type of account. See “How to choose a share class” on page 29. Following the initial investment, additional investments can be made at any time with amounts as little as $100 (or less in certain circumstances). See “Special services” on page 40.

33

A B O U T Y O U R A C C O U N T

The price you pay for shares will depend on when your purchase order is received. The Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.

■	Time of purchase

Your price for Fund shares is the Fund’s NAV per share which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern Time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Orders received by the close of regular trading on the Exchange in proper form, as determined by Boston Financial Data Services, Inc. (“BFDS”) or another intermediary designated by the Fund, will be priced at the NAV determined as of the close of trading on that day. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

34

A B O U T Y O U R A C C O U N T

■	Net asset value

The Fund’s NAV per share of each class is determined as of the close of regular trading on Exchange each day the Exchange is open for business. NAV is calculated, on a per class basis, by adding the value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share of each class. Securities for which market prices or quotations are readily available are priced at their market value which, in the case of securities traded on an exchange or the NASDAQ Stock Market, is typically the last quoted sale or the NASDAQ Closing Price, unless no sale occurred on that day, in which case market value is typically deemed to be the midpoint between the last available and representative bid and asked prices. Securities for which market valuations are not readily available, or are determined not to reflect accurately fair value, are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Trustees and under the Board’s general supervision. The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities which have a maturity of less than 60 days are priced at amortized cost, unless a security’s amortized cost is not approximately the same as its fair value, in which case the security is priced at fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

■	Important information about opening a new account

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the account application for the Fund, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.

35

A B O U T Y O U R A C C O U N T

How to sell shares

■	General

You can redeem your shares (sell them back to the Fund) at NAV by telephone and by mail by writing to: Worthington Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with a signature guarantee with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

The Fund’s transfer agent will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check and then immediately request redemption, the Fund’s transfer agent will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you. If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

■	By telephone or wire

You can sell $1,000 or more of your shares up to $25,000 by telephone or wire, with the proceeds sent to your U.S. bank the next business day after the Fund’s transfer agent receives your request.

■	Through a broker-dealer

Fund shares may be sold through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern Time) generally will be priced at the NAV determined as of the close of trading on that day. You should consult with your broker to determine if it has been so authorized.

36

A B O U T Y O U R A C C O U N T

■	By exchange

You can exchange all or part of your shares of a particular class of the Fund for shares of the same class of another Value Line mutual fund or any other funds offered through the Distributor, provided that such fund offers the same class of shares and your investment in such fund satisfies any applicable minimum investment or other criteria for purchasing shares of such class of the fund. Consult with your intermediary or Shareholder Services at 855-400-5941 to determine if your shares of the Fund are eligible for exchange into shares of another fund of the same class or a different class with a lower minimum initial investment or other criteria that you satisfy. If the other fund does not offer multiple classes, you may still obtain shares of such fund in exchange for your Fund shares, provided you satisfy any applicable criteria for purchasing shares of such fund. There may be limitations on exchanging Fund shares for shares of another fund or a different class of shares, or moving shares held in certain types of accounts to a different type of account or a new account maintained by a financial intermediary.

When you exchange shares of the Fund for another fund, you are purchasing shares of such other fund and should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange.

To execute an exchange, call 855-400-5941. The Fund reserves the right to reject any purchase order within 24 hours of its receipt.

When you send the Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved you should provide the account name, number, name of the Fund, and exchange or redemption amount. Call 855-400-5941 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

37

A B O U T Y O U R A C C O U N T

Exchanges among the Value Line mutual funds, or any other funds offered through the Distributor, are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

■	Account minimum

If, as a result of redemptions or exchanges, your account balance in Investor Class shares falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

If you hold Institutional Class shares, and exchanges or redemptions from the Fund cause the balance of your investment to fall below any applicable minimum investment for purchasing Institutional Class shares, the Fund may similarly ask you to increase your balance within 30 days. If your account is not brought up to the minimum, the Fund may convert your Institutional Class shares into Investor Class shares or redeem all of your shares and close your account.

■	Redemption in kind

The Fund reserves the right to make a redemption in kind—payment in liquid portfolio securities, wholly or in part, rather than cash—if the amount being redeemed is large enough to affect Fund operations. The redeeming shareholder will pay transaction costs, including brokerage fees, to sell these securities and will bear the market and tax risk of holding the securities.

38

A B O U T Y O U R A C C O U N T

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of the Fund’s shares entail risks, including dilution in the value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund’s Board of Trustees has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider trading in its shares to be excessive if an investor:

	■	sells shares of the Fund within 30 days after the shares were purchased;

	■	makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions); or

	■	enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by the Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, or broker, or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Manager, the Distributor, the Fund nor any of the Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing a Fund’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding its underlying shareholders.

39

A B O U T Y O U R A C C O U N T

Should the Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by the underlying shareholders. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services

To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 855-400-5941.

	■	The Systematic Purchase Plan allows you to purchase Investor Class shares by making regular monthly investments of $25 or more automatically from your checking account.

	■	The Systematic Cash Withdrawal Plan allows you to arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you for federal income tax purposes.

■

You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

40

A B O U T Y O U R A C C O U N T

Dividends, distributions and taxes

The Fund intends to pay dividends from its net investment income, if any, quarterly and to distribute any capital gains that it has realized annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares. If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund will cancel your check and reinvest the proceeds in additional Fund shares at the NAV per share on the date of cancellation. No interest will be paid on your uncashed check. Thereafter, your dividends and other distributions will be automatically reinvested in additional Fund shares unless you subsequently contact the Fund and request to receive distributions by check.

Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a dividend or capital gain distribution, because such dividend or distribution will generally be taxable even though the NAV of shares of the Fund will be reduced by the dividend or distribution.

You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions from short-term capital gains will be taxable as ordinary income. Dividends from net investment income will either be taxable as ordinary income or, if certain conditions are met by the Fund and the shareholder, including holding period requirements, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate.

Distributions reported to you by the Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.

The applicable reduced maximum federal income tax rate on qualified dividend income and long-term capital gains varies depending on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%).

41

A B O U T Y O U R A C C O U N T

Also, a 3.8% Medicare tax is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.

The Fund will send you a statement by February 15th each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about the tax consequences of investing through a tax-deferred account.

You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

The Fund is required to report to the IRS and to furnish to Fund shareholders “cost basis” information for Fund shares. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Also, if you purchase Fund shares through a broker (or other nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

42

A B O U T Y O U R A C C O U N T

Cost basis will be calculated using the Fund’s default method of average cost basis, unless you instruct the Fund to use a different IRS-accepted cost basis method. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

The above discussion is meant only as a summary; more information is available in the SAI. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible withholding taxes for non-U.S. shareholders.

43

F I N A N C I A L H I G H L I G H T S

The financial highlights table is intended to help you understand the performance of the Fund in the period since it commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund’s unaudited financial statements for the semi-annual period ended June 30, 2015, which is included in the Fund’s semi-annual report, available upon request by calling 855-400-5941 or at www.WorthingtonFunds.com.

Financial Highlights
Selected data for a share of capital stock outstanding during the period February 2, 2015 to June 30, 2015:(1)

Net asset value, beginning of period:	$10.00
Income or (Loss) from investment operations:
Net investment income	0.20
Net gains or (losses) on securities (both realized and unrealized)	(0.25)
Total from investment operations	(0.05)
Less distributions:
Distributions from net investment income	—
Distributions from net realized gains	—
Total distributions	—
Net asset value, end of period:	$9.95
Total return:(2)	(0.50%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,740
Ratio of gross expenses to average net assets(3), (4)	6.02%
Ratio of net expenses to average net assets(3), (5)	1.50%
Ratio of net investment income to average net assets(3)	5.51%
Portfolio turnover rate	43%

(1)	The Fund commenced operations February 2, 2015.
(2)	Total return is not annualized.
(3)	Ratios are annualized.
(4)	Ratio reflects expenses grossed up for the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.
(5)	Ratio reflects expenses net of the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

44

For more information

Two documents are available that offer further information about the Fund:

Annual/Semi-annual report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information about the Fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents from the Fund:

There are several ways you can get a current annual/semi-annual report, prospectus or SAI:

Online: www.WorthingtonFunds.com or www.vlfunds.com

By mail: Crescent Center, Suite 221, 6075 Poplar Avenue, Memphis, TN 38119

By phone: 1-855-400-5941

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail: (duplicating fee required)	publicinfo@sec.gov

By mail: (duplicating fee required)	Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520

In person:	at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room call 1-202-551-8090.

Manager	Investment Adviser
Worthington Capital Management LLC Crescent Center, Suite 221 6075 Poplar Avenue Memphis, TN 38119	EULAV Asset Management 7 Times Square, 21st Floor New York, NY 10036-6524

Distributor	Service Agent
EULAV Securities LLC 7 Times Square, 21st Floor New York, NY 10036-6524	State Street Bank and Trust Company c/o BFDS P.O. Box 219729
Kansas City, MO 64121-9729
Custodian
State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110

Worthington Value Line Dynamic Opportunity Fund A series of Value Line Funds Investment Trust 7 Times Square, 21st Floor,
New York, NY 10036-6524	File No. 811-22965

45

WORTHINGTON VALUE LINE DYNAMIC OPPORTUNITY FUND

(formerly known as Worthington Value Line Equity Advantage Fund)

A SERIES OF VALUE LINE FUNDS INVESTMENT TRUST

Investor Class	WVLEX
Institutional Class	WVLDX

7 Times Square, 21st Floor, New York, New York 10036-6524
855-400-5941

STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 20, 2015

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Worthington Value Line Dynamic Opportunity Fund (the “Fund”), dated November 20, 2015, a copy of which may be obtained without charge by writing or telephoning the Fund at the address or phone number indicated above. The Fund is a series of Value Line Funds Investment Trust (the “Trust”). The financial statements, accompanying notes and report of the Fund’s independent registered public accounting firm is available to shareholders in the Fund’s semi-annual report to shareholders for the fiscal period ended June 30, without charge by calling 855-400-5941.

B-1

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

History and Classification. The Fund is an open-end, diversified management investment company established as a separate series of the Trust in 2014. On November 20, 2015, the Fund changed its name from “Worthington Value Line Equity Advantage Fund” to “Worthington Value Line Dynamic Opportunity Fund.” The Trust is a Massachusetts business trust, organized in Massachusetts in 2014 as a series trust authorized to issue separate series and classes of shares of beneficial interest. The Fund currently offers two classes of shares: Investor Class shares and Institutional Class shares. The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust. The Fund’s manager is Worthington Capital Management LLC, a Delaware limited liability company (the “Manager”).

Non-principal Investment Strategies and Associated Risks

The following supplements the information concerning the Fund’s investment objectives, policies and limitations found in the Prospectus. The Fund invests substantially all of its assets in other funds. The other funds in which the Fund invests are referred to in this SAI as “Underlying Funds.” Unless otherwise indicated, this information in this section applies to the Fund directly and indirectly through its investment in Underlying Funds, and references to the Adviser and the Board of Trustees of the Fund apply to an Underlying Fund’s investment adviser and board unless the context requires otherwise.

The Adviser anticipates that the number and identity of the Underlying Funds and other investments will vary over time as a result of allocations and reallocations among new and existing Underlying Funds and the performance of each Underlying Fund as compared to the performance of other Fund assets. In addition, to avoid potential adverse regulatory consequences, the Fund may need to hold its interest in an Underlying Fund in non-voting form or limit its voting rights to a certain percentage.

CLOSED-END INVESTMENT COMPANIES. The Fund invests in closed-end investment companies or funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE Amex Equities (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets.

Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

B-2

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

COMMON STOCK. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.

CONVERTIBLE SECURITIES. The Fund and the Underlying Funds may invest in convertible securities, including synthetic convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities. Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds in which the Fund invests may be created by investment banks and brokerage firms. These may include structured equity linked products and index-linked and equity-linked convertible structured notes. Because convertible securities have characteristics of both bonds and common stocks, they are subject to risks associated with both debt securities and equity securities. See “Lower Rated Securities,” “Common Stock,” “Corporate Debt Securities” and, in the case of synthetic convertible securities, “Hybrid Instruments” below.

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CORPORATE DEBT SECURITIES. Corporate debt securities are long-term and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. Underlying Funds may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. An Underlying Fund’s investment adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund. This risk of an issuer or counterparty defaulting on its obligations is referred to as credit risk and also applicable to other types of debt securities. Other risks associated with investments in debt securities and fixed income instruments generally include interest rate/maturity risk, prepayment/extension risk and inflation risk. Interest rate/maturity risk is the risk that increases in prevailing interest rates may cause fixed income securities held by an Underlying Fund to decline in value. The magnitude of this decline may be greater for longer-term fixed income securities than shorter-term fixed income securities. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Underlying Fund earlier than expected. Extension risk is the risk that an issuer may exercise its right to pay principal on an obligation held by the Underlying Fund later than expected. Inflation risk is the risk that inflation may offset and may outpace any return received on a fixed income security, resulting in a long-term erosion of purchasing power. Inflation risk is mitigated for fixed income securities that are “inflation-indexed” and typically greater for debt securities that pay a fixed (rather than a variable) interest rate. See “Lower Rated Securities,” “Government Debt Securities,” and “Mortgage-Backed and Asset-Backed Securities.”

DERIVATIVES. Derivatives are financial instruments which derive their value from an underlying asset, reference rate or index. Derivatives may be used by an Underlying Fund for hedging purposes, including protecting unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates that would otherwise reduce the market value of the Fund’s investment portfolio. Derivatives may also be used by an Underlying Fund for non-hedging (sometimes referred to as “speculative”) purposes, such as enhancing returns, efficiently investing excess cash or quickly gaining market exposure.

The Adviser is not regulated by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator or commodity trading advisor under the Commodity Exchange Act, and intends to limit the Fund’s investments in Underlying Funds that invest in derivatives to avoid such regulation. Under CFTC Regulation 4.5 exclusion from regulation as a commodity pool operator, the Fund’s commodity interests—other than those used for bona fide hedging purposes (as defined by the CFTC)—must be limited such that the aggregate initial margin and premiums required to establish the positions do not exceed 5% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in Regulation 4.5, the Fund must satisfy a marketing test which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. An exclusion under Regulation 4.5 has been claimed with respect to the Fund, and any investment by the Fund must comply with one of the two alternative de minimis limitations described above. Complying with the limitations may restrict the Fund’s ability to invest in Underlying Funds that use derivatives as part of their investment strategies and may subject the Fund to additional costs, expenses and administrative burdens. The Fund could become subject to regulation as a commodity pool in the future which would further increase such costs, expenses and administrative burdens.

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“Fund-of-funds” like the Fund may be at greater risk than other mutual funds of future regulation as a commodity pool because the application of Regulation 4.5 to “funds-of-funds” remains unclear. The CFTC is expected to issue revised guidance regarding the application of the de minimis thresholds to fund-of-fund positions. In the interim, the Adviser has filed with the CFTC to avail itself of an extension from the commodity pool operator registration requirements which is available to fund-of-funds. If the revised CFTC fund-of-funds guidance does not permit the Fund to continue to claim the exclusion provided by Regulation 4.5, the Fund may be required to register with the CFTC as a “commodity pool” and become subject to regulation under the Commodity Exchange Act, which could increase the Fund’s expenses and adversely affect investment returns.

Because derivative positions are typically established with a small amount of cash relative to the total amount of investment exposure they generate, the magnitude of losses from derivatives is generally much greater than the amount originally invested by an Underlying Fund. Underlying Funds will be required to “set aside” (often referred to as “segregate”) liquid assets, or engage in other measures approved by the Securities and Exchange Commission (“SEC”) or its staff, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts that are not contractually required to cash settle, for example, an Underlying Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, an Underlying Fund is permitted to set aside liquid assets in an amount equal to the Underlying Fund’s daily marked-to-market net obligations (i.e., the Underlying Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, an Underlying Fund may employ leverage to a greater extent than if the Underlying Fund were required to segregate assets equal to the full notional value of such contracts. An Underlying Fund may be required to liquidate its derivative positions or other attractive investments at inopportune times to fulfill these segregation requirements.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, counterparty credit risk associated with derivatives purchased on an exchange is lower than derivatives purchased through privately negotiated transactions.

Derivatives contracts entered into by the Underlying Funds will be subject to special tax rules. These rules may accelerate income, defer losses, cause adjustments in the holding periods of securities, convert capital gain into ordinary income, and convert short-term capital losses into long-term capital losses with respect to the Underlying Fund and the Fund. As a result, these rules could affect the amount, timing and character of the Underlying Fund or Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.

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Futures Contracts Generally. Underlying Funds may invest in futures contracts which obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of the underlying asset, reference rate or index at the close of the last trading day of the contract and the price at which the contract is entered into. The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the asset, rate or index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the asset, rate or index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Underlying Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Underlying Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Underlying Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Underlying Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Underlying Fund realizes a gain, and if the offsetting short price is less than the long price, the Underlying Fund realizes a loss.

No consideration is paid or received by the Underlying Fund upon entering into a futures contract. Initially, the Underlying Fund is required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as “initial margin” and is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the security, rate or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”

Successful use of futures contracts by an Underlying Fund is subject to its investment advisers ability to predict correctly movements in the direction of the market or reference rate. When the Underlying Fund uses futures contracts for hedging purposes, their successful use also is dependent on adequate correlation between movements in the price of the futures contract and movements in the price of the portfolio positions, which are the subject of the hedge. If the investment adviser’s judgment about the several factors influencing the direction of the market or rate is wrong, the Underlying Fund’s overall performance may be worse than if no such contracts had been entered into. For example, if the Underlying Fund has entered into a futures contract to hedge against the possibility of a decline in the market or interest rates that would adversely affect the Underlying Fund’s portfolio and stock prices or interest rates increase instead, the Underlying Fund will lose part or all of the benefit of the increased value of the portfolio position being hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Underlying Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Underlying Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Stock Index Futures Contracts and Options Thereon. Underlying Funds may trade in stock index futures contracts and in options on such contracts. Such contracts are entered into on exchanges designated by the CFTC. Underlying Funds may invest in stock index futures and options to realize profits and to hedge securities positions held by the Underlying Fund. For example, should the Underlying Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indices, thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Underlying Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indices, thereby locking in a price. The implementation of these strategies by the Underlying Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

There can be no assurance of the Underlying Funds’ successful use of stock index futures for investment purposes or as a hedging device. The risk of imperfect correlation increases as the composition of an Underlying Fund’s securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Underlying Fund’s investment adviser still may not result in a successful hedging transaction. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Underlying Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Underlying Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Underlying Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

Underlying Funds may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of “variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by an Underlying Fund does change and is reflected in the net asset value of the Underlying Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

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Successful use of stock index futures by the Underlying Funds is also subject to their investment advisers’ ability to predict correctly movements in the direction of the market. If an investment adviser’s judgment about the several directions of the market is wrong, the Underlying Fund’s overall performance may be worse than if no such contracts had been entered into. For example, if the Underlying Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Underlying Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Underlying Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Underlying Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Underlying Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Underlying Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Underlying Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased. Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted.

Covered Call Options. Underlying Funds may write covered call options on stocks held in their portfolio options for reasons such as realizing profits through the receipt of premiums or hedging securities positions held by such Underlying Fund. When an Underlying Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period. If the option expires unexercised, the Underlying Fund will realize income in the amount received for writing the option (the “premium”). If the option is exercised, a decision over which the Underlying Fund has no control, the Underlying Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Underlying Fund also forgoes the opportunity to sell the underlying security during the option period.

The purchase of a call option has the effect of closing out a position when the purchased call option is for the same security at the same exercise price and expiration date as a call option which an Underlying Fund has written. Purchasing call options to close out call options written by an Underlying Fund may be done to avoid liquidating that Underlying Fund’s position upon exercise of the option by its purchaser or to extinguish the call option sold by the Underlying Fund so as to be free to sell the underlying security. In closing out a position, an Underlying Fund realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the net premium received for writing a similar option. Generally, an Underlying Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

EQUITY-LINKED SECURITIES. Underlying Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that an Underlying Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. In addition, an Underlying Fund, and therefore the Fund, bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities may be considered illiquid and thus subject to an Underlying Fund’s restriction on investments in illiquid securities. See “Foreign Securities” and “Illiquid and Restricted Securities” below.

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EVENT-LINKED EXPOSURE. Underlying Funds may obtain event-linked exposure by investing in “event-linked bonds” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. These event-linked bonds are commonly referred to as “catastrophe bonds.” For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose an Underlying Fund, and therefore the Fund, to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” below.

EXCHANGE TRADED FUNDS. The Fund may invest in a range of exchange-traded funds (“ETFs”). When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount.

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Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

FOREIGN SECURITIES. An Underlying Fund may invest in foreign securities, either directly or by purchasing American Depository Receipts (“ADRs”) or other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

GOVERNMENT DEBT SECURITIES. Underlying Funds may invest in debt securities issued or guaranteed by the U.S. government and its states, territories and other political subdivisions including state and local municipalities, as well as their respective agencies and instrumentalities. Government debt securities may be “general obligation bonds” which are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal, or “revenue bonds” which are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the revenues from a special excise tax or other specific source, but not from general tax revenues. Revenue bonds include tax-exempt industrial revenue bonds that generally do not have the pledge of the credit of the issuer but are supported by revenues from a taxable corporation that operates a facility that was financed by the funds from the bond issue, and the pledge, if any, of real and personal property so financed as security for such payment. There are also a variety of hybrid and special types of government securities that have characteristics of both general obligation and revenue bonds. There is risk that bonds which were issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income. Moreover, new federal or state legislation may adversely affect the tax-exempt status of municipal securities or the financial ability of municipalities to repay these obligations. Although distributions of interest income from tax-exempt securities are generally exempt from regular federal income tax, the alternative minimum tax may still apply and distributions from other sources, including capital gain distributions and any gains on the sale of shares of an underlying fund, are not exempt from regular federal income tax. Government debt securities, like corporate debt securities, are typically deemed to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments, whereas lower-rated securities have the additional risks described in “Lower Rated Securities” below. An investment in government debt securities is also subject to the general risks associated with investing in debt securities described above in “Corporate Debt Securities.”

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HYBRID INSTRUMENTS. The Fund and the Underlying Funds may acquire hybrid securities. A third party or the Adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stock and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants that result in a gain if the price of the common stock exceeds the exercise price during the exercise period. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, increased total return, and replication of the performance of another security. However, the performance of a hybrid security may differ from that of the security it seeks to replicate because the hybrid security comprises two or more separate securities, each with its own market value that together determine its value. Also, some hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. The purchase of hybrids also exposes an Underlying Fund, and therefore the Fund, to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities, which may include certain private funds, are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act. However, a large institutional market exists for certain securities that are not registered under the 1933 Act, including the resale of certain securities to qualified institutional buyers pursuant to a “safe harbor” provided in Rule 144A under the 1933 Act. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s Adviser to the Board of Trustees.

B-11

INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS. The Fund will invest in securities issued by other investment companies, including open-end and closed-end investment companies, such as ETFs. When the Fund invests in another investment company, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. These fees and expenses are in addition to, and may be duplicative of, the Fund’s direct fees and expenses. The Fund has no control over the investment decisions made by other investment companies. If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose. Certain of the investment companies in which the Fund invests may follow “passive strategies” by holding securities included in, or representative of, an underlying index. Although the Fund invests in such funds to gain exposure to the index, the performance of a passively-managed fund may not track its index because the fund charges additional fees and expenses and may hold additional or different securities from the index. The Fund may invest in “non-diversified” funds, which invest most of their assets in a small number of companies, or in funds that concentrate their investments in an industry or group of industries. Such funds may be more susceptible to the economic, political or other risks associated with investing in those particular companies or industries, respectively. The Fund may also invest in investment companies that are not registered under the 1940 Act. Unique risks, described in greater detail above, are associated with investing in ETFs or such unregistered funds.

The Fund’s investments in other investment companies are subject to limitations prescribed by the 1940 Act, unless an exemption is applicable or as may be permitted by rules under the 1940 Act or interpretations thereof by the staff of the Securities and Exchange Commission (“SEC”) or exemptive orders therefrom. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (referred to as the “3% Limitation,” “5% Limitation” and “10% Limitation,” respectively). However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. In the alternative, SEC Rule 12d1-3 provides that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2%, provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. rules. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. As a result, the Fund’s liquidity will be limited with respect to its investment in other funds. Also, to rely on Section 12(d)(F) of the 1940 Act, the Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In the future, the Fund and the Adviser may apply to the SEC for an order exempting the Fund from certain provisions of the 1940 Act that otherwise prevent the Fund from investing in other investment companies over the limits described above.

B-12

Certain ETFs have obtained exemptive relief to allow purchases of their shares by other investment companies like the Fund in excess of the 3% Limitation. However, such exemptive relief is only available if both the Fund and the ETF take appropriate steps to comply with the conditions of the exemptive order granting such relief.

LOWER RATED (HIGH YIELD) SECURITIES. An Underlying Fund may invest in debt securities that are rated below-investment grade. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The income on and market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty. High yield debt instruments are more vulnerable to changes in interest rates and inflation, in part because leveraged or overextended issuers and investments are more sensitive to adverse changes. Below investment grade securities also tend to pose greater risks of illiquidity than higher-quality securities. Many are not registered for sale under the 1933 Act and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or Underlying Fund.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Underlying Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like other fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate/maturity risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. See “Corporate Debt Securities” above for further information on general risks associated with investing in debt securities.

PREFERRED STOCK. The Fund as well as Underlying Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

B-13

REAL ESTATE SECURITIES AND RELATED DERIVATIVES. An Underlying Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. An Underlying Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund when investing in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

REPURCHASE AGREEMENTS. The Fund and the Underlying Funds may invest temporary cash balances in repurchase agreements to generate current income. A repurchase agreement involves a sale of securities to a fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement, to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

B-14

SECURITIES LENDING. The Underlying Funds may lend portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit), or money market funds maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Underlying Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Underlying Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Underlying Fund. The Underlying Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Underlying Fund in permissible investments, or a fee, if the collateral is U.S. government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Underlying Fund may pay lending fees to the party arranging the loan.

SHORT SALES. An Underlying Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments, to gain exposure to or adjust exposure to various market sectors, to offset potential declines in long positions in similar securities or otherwise take advantage of market conditions. A short sale is a transaction in which the Underlying Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Underlying Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Underlying Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time that the Underlying Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Underlying Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

SMALL CAPITALIZATION AND NEWER COMPANIES. An Underlying Fund may invest in securities issued by companies that have been formed more recently and/or have smaller market capitalizations. Such companies typically pose greater risk than investing in larger, more established companies. Small capitalization and newer companies often have more volatile market prices, less capital, a shorter history of operations, and less experienced management than larger companies. Smaller companies may be followed less actively by analysts and have less readily available information. In addition, securities of smaller companies often trade less frequently, in lower volumes and on smaller or over-the-counter markets, resulting in greater price fluctuations and susceptibility to selling pressure.

WARRANTS AND STOCK PURCHASE RIGHTS. The Fund and the Underlying Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

B-15

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. An Underlying Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Underlying Fund has committed to purchase prior to the time delivery of the securities is made, although the Underlying Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Underlying Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Underlying Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Underlying Fund’s other investments. If the Underlying Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Underlying Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Underlying Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or could suffer a loss. The Underlying Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, without limit, invest in U.S. government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objectives.

UNREGISTERED FUNDS. The Fund invests in Underlying Funds, which may invest in other funds, which may not be registered as investment companies under the 1940 Act. Investments in unregistered funds generally will be illiquid and generally may not be transferred without the consent of the Fund (or Underlying Fund). The Fund (or Underlying Fund) may be unable to liquidate an investment in an underlying unregistered fund when desired (and incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in an unregistered fund, the Fund (or Underlying Fund) may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from an underlying unregistered fund except at certain designated times, thereby limiting the ability of the Adviser to withdraw assets from an underlying unregistered fund that may have poor performance or for other reasons. The fees paid by unregistered funds to their advisers and general partners or managing members often are significantly higher than those paid by registered funds and generally include a percentage of gains. The value of the Fund’s (or Underlying Fund’s) interest in these unregistered funds will be affected by these fees.

PORTFOLIO TURNOVER. The Adviser expects the annual portfolio turnover rate of the Fund to be approximately 50% to 75%.

B-16

Fund Fundamental Policies.

In addition to any fundamental policies set forth in the Prospectus, the Fund has the following fundamental policies:

Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction, the Fund may not:

Concentration.	1.	purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.

Borrowing.	2.	borrow money.

Senior Securities.	3.	issue senior securities.

Lending.	4.	make loans.

Real Estate & Commodities.	5.	purchase or sell commodities or real estate.

Underwriting Securities.	6.	underwrite the securities of other issuers.

The policies set forth above may not be changed with respect to the Fund without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

Non-fundamental Policies.

The Fund’s investment objectives are considered non-fundamental and can be changed by the Board of Trustees without the approval of shareholders. The Fund’s investment objectives are capital appreciation and current income.

Additional Information about the Fund’s Policies.

The information below is not part of the Fund’s fundamental or non-fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Where applicable, information is also provided regarding the Fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy (1), the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

For purposes of fundamental policy (2), the Fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

B-17

For purposes of fundamental policy (3), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.

For purposes of fundamental policy (4), the fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy (5), the Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy (6), the policy will not apply to the Fund to the extent such Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

B-18

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed by the officers of the Trust under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the other registered investment companies advised by the Adviser (together with the Fund, the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustee*

Mitchell E. Appel Age: 45	Trustee	Since 2014	President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013–present)

Non-Interested Trustees

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age: 59	Trustee	Since 2014	President, Meridian Fund Advisers LLC (consultants) since 2009.	12	None

James E. Hillman 59 Westminster Rd. Lynbrook, NY 11563 Age: 58	Trustee	Since 2015	Chief Financial Officer Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006–2011	12	Miller/Howard High Income Equity Fund (November 2014 to present)

Michael Kuritzkes 132 Fairview Rd, Narbeth, PA 19072 Age: 55	Trustee	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President And General Counsel, Harbinger Group Inc. (public holding company), 2013–2014; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010–2013.	12	None

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age: 84	Trustee	Since 2014	Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985-1994; Chairman 1993-1997) and Interim President (2002-2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	12	None

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age: 80	Trustee (Chair of the Board of the Value Line Funds since 2014)	Since 2014	Professor, Skidmore College 2008–2013; Visiting Professor of Classics, Williams College, 1999–2008; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	12	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age: 76	Trustee	Since 2014	Chairman, Institute for Political Economy.	12	None

B-19

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age: 66	Trustee	Since 2014	Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None

Officers Mitchell E. Appel Age: 45	President	Since 2014	President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	N/A	N/A

Michael J. Wagner Age: 64	Chief Compliance Officer	Since 2014	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006–present) and Senior Vice President (2004–2006); President (2004–2006) and Chief Operations Officer (2003–2006) of Gemini Fund Services, LLC.	N/A	N/A

Emily D. Washington Age: 36	Treasurer and Chief Financial Officer; Secretary	Since 2014	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.	N/A	N/A

*	Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

Unless otherwise indicated, the address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Committees. The non-interested Trustees of the Fund serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were no meetings of the Audit Committee during the last calendar year since the Fund had not commenced operations. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Trustee if she is not available). There were no meetings of the Valuation Committee during the last calendar year since the Fund had not commenced operations. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a combined Nominating/Governance Committee consisting of certain of the non-interested Trustees, the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee did not meet during the last calendar year since the Fund had not commenced operations.

B-20

Board Structure. The Board is comprised of eight Trustees, seven of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Board has appointed Dr. David H. Porter (an Independent Trustee) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Trustees. The Valuation Committee is composed of an Independent Trustee and an interested Trustee. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

The Trustees and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Trustee as the Chair, is appropriate in light of the anticipated asset size of the Fund and the other Value Line Funds, the number of Value Line Funds, and the nature of the Fund’s business, and is consistent with industry best practices. In particular, the Board believes that having a super-majority of Independent Trustees is appropriate and in the best interests of Fund shareholders.

Risk Oversight. As part of its responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board, including the Independent Trustees, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program. The Independent Trustees generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

Qualifications and Experience of Trustees. The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Trustee’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Trustee of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.

B-21

Mr. Appel has served as an interested Trustee on the Board since the Fund’s inception. His relevant experience includes serving as president of each Value Line Fund since 2008, Chief Financial Officer of Value Line from September 2005 to December 2010 (excluding November 2007–April 2008) and President of the Adviser since February 2009.

Ms. Heinzerling has served as an Independent Trustee on the Board since the Fund’s inception. Her relevant experience includes being the principal of a regulatory consulting company, former general counsel to an investment adviser and a former director of an unaffiliated mutual fund family.

Mr. Hillman has served as an Independent Trustee on the Board since March 2015. His relevant experience includes being a Certified Public Accountant, serving as an independent director to closed-end mutual funds and authoring the book Regulated Investment Companies, as well as having been a Principal Financial Officer of registered investment advisors and a tax partner of two public accounting firms.

Mr. Kuritzkes has served as an Independent Trustee on the Board since March 2015. His relevant experience includes having been a senior officer and general counsel to several large public and private companies as well as serving on the boards of several non-profit organizations, including chairing the board of a university-based center for performing arts.

Dr. Oakley has served as an Independent Trustee on the Board since the Fund’s inception. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Porter has served as an Independent Trustee and Chairman of the Board and Chairman of the Audit Committee since the Fund’s inception. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Roberts has served as an Independent Trustee on the Board since the Fund’s inception. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

Ms. Sheerr has served as an Independent Trustee on the Board since the Fund’s inception. Her relevant experience includes having been a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

B-22

The following table sets forth information regarding compensation of Trustees by the Fund and the eleven other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended December 31, 2014. Trustees who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Trustees.

Name of Person	Aggregate Compensation From Fund*	Total Compensation From Fund and Fund Complex
Interested Trustee
Mitchell E. Appel	$-0-	$-0-
Non-Interested Trustees
Joyce E. Heinzerling	$-0-	$74,000
James E. Hillman**	$-0-	$-0-
Michael Kuritzkes**	$-0-	$-0-
Francis C. Oakley	$-0-	$74,000
David H. Porter	$-0-	$81,000
Paul Craig Roberts	$-0-	$74,000
Nancy-Beth Sheerr	$-0-	$81,500
Daniel S. Vandivort***	$-0-	$69,500

*	The Fund and Trust did not commence operations until 2015.

**	Messrs. Hillman and Kuritzkes became Trustees of each Value Line Fund on March 19, 2015.

***	Mr. Vandivort resigned from his positions with the Value Line Funds, effective September 19, 2014.

None of the Trustees own any shares of the Fund. The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in all of the Value Line Funds as of December 31, 2014:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Trustee
Mitchell E. Appel	Over $100,000
Non-Interested Trustees
Joyce E. Heinzerling	$50,001 - $100,000
James E. Hillman	$0
Michael Kuritzkes	$0
Francis C. Oakley	$50,001 - $100,000
David H. Porter	$10,001 - $50,000
Paul Craig Roberts	Over $100,000
Nancy-Beth Sheerr	$10,001 - $50,000

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As of September 30, 2015, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding shares of either class of the Fund, other than:

Steve W. Sansom, Crescent Center, Suite 221 6075 Poplar Avenue Memphis, TN 38119	100,000 Investor Class shares (approximately 36% of the shares outstanding)
IRA B. Nelson, 809 Gleneagles Court, Baltimore, MD, 21286	72,957 Investor Class shares (approximately 26.2% of the shares outstanding)
Charles Schwab & Co Inc., 211 Main St., San Francisco CA 94105	25,503 Investor Class shares (approximately 9.2% of the shares outstanding)
EULAV Asset Management, 7 Times Square 21st Floor, New York NY 10036	24,934 Investor Class shares (approximately 9% of the shares outstanding)
Brown Brothers Harriman and Company, 525 Washington Blvd., Jersey City NJ 07310	20,000 Investor Class shares (approximately 7.2% of the shares outstanding)

Because Steve W. Sansom and B. Nelson (through his IRA) each had control, directly or indirectly, of more than 25% of the voting securities of the Fund as of September 30, 2015, the Fund could be deemed under the control of Messrs. Sansom and Nelson. However, it is expected that, as the Fund’s operations and sale of shares to the public continues, such control will be diluted over time.

None of the non-interested Trustees, and his or her immediate family members, own any shares in, the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or EULAV Securities LLC (the “Distributor”).

Proxy Voting Policies

As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies’ annual or special meetings. The Board of Trustees has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Manager votes shares owned by the Fund. As described in the “Investment Company Securities and Exchange-Traded Funds” risk above, the Manager will vote shares of investment companies in accordance with instructions from the Fund’s shareholders or in the same proportion as the vote of all other holders of such security. The Manager endeavors to vote proxies relating to portfolio securities (other than shares of investment companies) in accordance with its best judgment as to the advancement of the Fund’s investment objectives. The general principles of the Proxy Voting Policies reflect the Manager’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.

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Subject to the Board’s oversight, the Manager has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Manager has delegated the implementation of the Proxy Voting Policies to Broadridge Financial Solutions (“Broadridge”), a proxy voting service that is not affiliated with the Manager or the Fund. In addition, Broadridge will make a recommendation to the Manager consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. On matters involving corporate governance, Broadridge will provide recommendations generated by the independent proxy advisory firm, Glass, Lewis & Co., LLC. The Manager generally anticipates that it will follow the recommendations of Broadridge.

The following is a summary of the manner in which the Manager would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

Election of Trustees, Corporate Governance and Routine Matters

The Fund generally supports management on routine corporate matters and matters relating to corporate

•	Increases in the number of authorized shares of or issuances of common stock or other equity securities pursuant to an appropriate detailed plan;

•	Shareholder rights and recapitalization measures; and

•	The selection of independent accountants.

The types of matters on corporate governance that the Manager would expect to vote against include:

•	The adoption of a classified board;

•	The adoption of proposals that tend to limit or reduce the market value of the company’s securities; and

•	The adoption of poison pill plans or similar anti-takeover measures.

Compensation Arrangements and Stock Option Plans

The Manager believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against a “say-on-pay” proposal if deficiencies are identified in the design of the company’s compensation program.

Social Policy Based Proposals

Generally, the Manager will vote against proposals that address social or political issues but will consider supporting such proposals when they seek to protect shareholder rights or minimize risks to shareholder value.

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If the Manager believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Manager will report the potential conflict to a Proxy Voting Committee consisting of members of the Manager’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Manager or one of its affiliates or if the Manager or one of its affiliates has a material business relationship with that company. The Manager’s Proxy Voting Committee is responsible for ensuring that the Manager complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

Every August, the Fund will file with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the SEC’s website at http://www.sec.gov or at the Fund’s website at http://www.WorthingtonFunds.com.

Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this SAI.

Disclosure of Portfolio Holdings

The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.

In addition, the Distributor may produce for marketing purposes Fund fact sheets, which would include the Fund’s top ten holdings and other information regarding the Fund’s portfolio. These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would not be released until after the Fund has filed with the SEC its annual, semi-annual or quarterly reports.

Ongoing Relationships. Officers of the Fund who are also officers of the Adviser and officers of the Manager currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard & Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Trustees. The Fund’s service providers are its accountants, administrator, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Manager and the Adviser believe that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

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Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Manager, the Adviser, the Distributor or any affiliated person of the Fund, the Manager, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Trustees. The Fund does not release portfolio holdings information to any person for compensation.

The Board of Trustees of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Manager or the Adviser to provide reports on their implementation from time to time or require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY, MANAGEMENT AND OTHER SERVICES

Investment Adviser. The investment advisory agreement between the Trust on behalf of the Fund and the Adviser provides for an advisory fee at an annual rate equal to 0.50% of the Fund’s average daily net assets. As described below, the Adviser is a party to an Expense Limitation Agreement. See “Expense Limitation Agreement” below.

The investment advisory agreement provides that the Adviser shall render investment advisory services and certain other services to the Fund. The Adviser is responsible for furnishing, at its expense, all necessary services, facilities, equipment and personnel for performing the Adviser’s services under the investment advisory agreement, subject to its ability to use soft dollars to the extent approved by the Board of Trustees. In addition, the Adviser is responsible for paying for the compensation (if any) of the Trustees who are affiliated with, or “interested persons” (as defined in the 1940 Act) of, the Adviser and any of the Adviser’s officers or employees who are appointed as officers of the Trust. Although the Adviser may, it is not required to, pay expenses of activities which are primarily intended to result in sales of shares of the Fund.

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The Adviser is not required to pay any expenses which the investment advisory agreement does not expressly state will be payable by the Adviser. In particular, and without limiting the generality of the foregoing, the Adviser is not required to pay any Trust or Fund expense or to reimburse the Manager for any such expense that the Manager is required to pay. Expenses payable by the Fund include without limitation: (i) interest and taxes; (ii) brokerage commissions, mark-ups and mark-downs, and other costs in connection with the purchases or sale of securities and other financial instruments; (iii) insurance premiums for fidelity and other insurance coverage requisite to its operations; (iv) compensation and expenses of its trustees other than those affiliated with the Adviser or the Manager; (v) legal, audit, bookkeeping, pricing, valuation, transfer agent, dividend disbursing agent, administration and accounting expenses; (vi) custodian and shareholder servicing agent fees and expenses; (vii) expenses incidental to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto, including printing of stock certificates; (ix) fees and expenses incident to the registration under the Securities Act of 1933 or under any state securities laws of shares of the Fund for public sale and fees imposed on the Fund under the 1940 Act or incurred in complying therewith; (x) expenses of printing and mailing prospectuses, reports and notices and proxy materials to shareholders of the Fund; (xi) all expenses incidental to holding meetings of the Fund’s shareholders; (xii) expenses in connection with membership in investment company organizations; (xiii) fees and expenses in connection with registration of the Fund or qualification of its shares under the securities laws of states and foreign jurisdictions; (xiv) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; and (xv) such non-recurring expenses as may arise, including actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and trustees with respect thereto.

The investment advisory agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The investment advisory agreement may be terminated by the Trust on behalf of the Fund, or by the Adviser, on 60 days’ written notice without penalty. The investment advisory agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

The Adviser currently acts as investment adviser to 11 other investment companies which, together with the Fund, constitute the Value Line Funds with combined assets under management of approximately $2.2 billion as of September 30, 2015. Certain of the Adviser’s clients have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for these or other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

Ownership and Control of the Adviser. The Adviser’s voting securities are held in equal percentages by five shareholders, each of which also serves as a trustee of the Adviser. Together, they manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor is delegated to its senior executive, Mitchell E. Appel. The current trustees and holders of the Adviser’s voting profits interests are: Mr. Appel, Avi T. Aronovitz, John P. Ellis, Robert E. Rice and R. Alastair Short.

B-28

A non-voting profits interest in the Adviser is retained by its predecessor, Value Line. Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions. However, Value Line has no power to vote for the election, removal or replacement of trustees of the Adviser.

Value Line has (1) granted the Adviser, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to create a risk profile similar to that of so-called hedge funds and (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers.

Investment Manager. The Trust has entered into an investment management agreement on behalf of the Fund with the Manager. The Manager, whose address is 6075 Poplar Avenue, Crescent Center Suite 221, Memphis, TN 38119, provides at its own expense, all necessary services, facilities, equipment and personnel for providing its services under the investment management agreement. The Manager does not exercise investment discretion with respect to the management of the Fund’s investment portfolio. The Manager’s role with respect to the management of the Fund’s investment portfolio is limited to the selection of the Adviser and the review of all purchases and sales of portfolio instruments made by the Fund to assess compliance with its stated investment objectives and policies. However, the Manager seeks to enhance and ensure quality control in the Adviser’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark. In this respect, the Manager has developed with Value Line a quantitative model that the Adviser uses as part of its multi-step process in managing the Fund’s portfolio. The Manager also performs other investment advisory, oversight and management responsibilities, including enriching the Adviser’s investment process through the Manager’s insights into and experience with closed-end investment companies, assisting the Adviser’s seek best execution in its selection and use of brokers to transact in shares of closed-end investment companies, and voting the Fund’s portfolio securities.

The Manager is privately owned with the controlling interests held by Steve W. Sansom. Mr. Sansom has over 25 years of investment management history. He began his career at Merrill Lynch and worked for Goldman Sachs until 2001, when he left to form his own registered investment adviser, Green Square Capital, with other former Goldman Sachs colleagues. As of December 31, 2014, Green Square manages over $2 billion for high net worth investors, institutions and foundations. In 2007, Mr. Sansom also co-founded Center Coast Capital Holdings, LLC which invests over $4.6 billion in the MLP Midstream space as of December 31, 2014.

The management agreement provides for a management fee to be paid to the Manager at the annual rate equal to 0.50% of the Fund’s average daily net assets. As described below, the Manager is a party to an Expense Limitation Agreement. See “Expense Limitation Agreement” below. The Manager is not required to pay any expenses which the investment management agreement does not expressly state will be payable by the Manager. In particular, and without limiting the generality of the foregoing, the Manager is not required to pay any Trust or Fund expense or to reimburse the Adviser for any such expense that the Adviser is required to pay. See “Investment Adviser” above for a listing of certain Fund expenses.

B-29

The Trust has agreed that in the event that none of the Manager or any of its affiliates acts as an investment manager to the Fund, the name of the Fund will promptly be changed to one that does not contain the name “Worthington” or otherwise suggest an affiliation with the Manager.

The management agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The management agreement may be terminated by the Trust on behalf of the Fund, or by the Manager, on 60 days’ written notice without penalty. The management agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Principal Underwriter. The Trust has entered into a distribution agreement on behalf of the Fund with the Distributor, a wholly-owned subsidiary of the Adviser, whose address is 7 Times Square, 21st Floor, New York, New York 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor is not entitled to receive any compensation although it is entitled to receive fees under the Service and Distribution Plan (12b-1 Plan) (the “Plan”). The Distributor also serves as distributor to the other Value Line Funds.

Expense Limitation Agreement. The Adviser, the Manager and the Distributor are parties with the Fund to an Expense Limitation Agreement pursuant to which they have agreed to waive a portion of their advisory fees, management fees and, in the case of the Investor Class, the Rule 12b-1 fees respectively, and the Manager has agreed to reimburse certain expenses of the Fund to the extent necessary to limit the total annual operating expenses for each class (other than those attributable to the underlying Funds’ fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to a specified percentage of such class’ average daily net assets (the “Expense Limitation”). Pursuant to the Expense Limitation, the total annual operating expenses (subject to the specified exclusions) will be limited to the annualized rate of 1.50% and 1.25% of the average daily net assets attributable to Investor Class shares and Institutional Class shares, respectively. The Adviser, the Manager and the Distributor may subsequently recover the reimbursed expenses and/or waived fees from a particular class (within three (3) years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2017 only with the agreement of the Board of Trustees.

Other Service Providers. State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Fund pays State Street a fee at the rate of $30,000 per annum for providing bookkeeping and accounting services; the Adviser pays State Street $44,000 per annum for providing administrative services for the Fund. State Street, whose address is 225 Franklin Street, Boston, Massachusetts 02110, also acts as the Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, Missouri 64105, provides certain transfer agency functions to the Fund as an agent for State Street.

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PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, New York 10017, acts as the Fund’s independent registered public accounting firm.

Portfolio Manager

Ms. Cindy Starke, an employee of the Adviser, is primarily responsible for the day-to-day management of the Fund’s investments in equity securities and closed-end funds that primarily invest in equity securities. Ms. Liane Rosenberg, an employee of the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio of closed-end funds that primarily invest in fixed income securities.

Compensation. Each portfolio manager employed by the Adviser receives a base salary and customary benefits that are offered generally to all full-time and some part-time employees of the Adviser. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed. Ms. Starke is primarily or jointly responsible for the day-to-day management of four Value Line Funds with combined total assets at October 31, 2015 of approximately $600 million. Ms. Rosenberg is primarily or jointly responsible for the day-to-day management of six Value Line Funds with combined total assets at October 31, 2015 of approximately $1.1 billion. Neither of the portfolio managers manage any private accounts.

Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable. The Adviser currently does not have any private accounts.

Ownership of Securities. Neither of the Fund’s portfolio managers own any shares of the fund.

B-31

CAPITAL STOCK AND SHARE CLASSES

The Fund is a series of a Massachusetts business trust governed by a Declaration of Trust, dated March 20, 2014 (“Declaration”). The Declaration authorizes the Trustees to issue an unlimited number of shares, each with no par value, and to divide the shares of the Trust into separate and distinct series representing interests in different investment portfolios. As of the date of this SAI, the Trustees have authorized a single series of the Trust, which is the Fund.

The Declaration also authorizes the Trustees to classify and reclassify the shares of the Fund (or any series of the Trust) into one or more classes. Each share of the Fund represents a proportionate interest in the assets belonging to the Fund and has one vote, with fractional shares voting proportionately. Shares of the Fund have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund. The Trustees have authorized two classes of shares of the Fund: the Investor Class and the Institutional Class.

Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees and/or sales loads; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Board of Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (iv) when the interests of one class of shares differ from the interests of any other class, the shareholders of each differing class will vote separately on the matter at issue. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given the amount of your purchase and the length of time you expect to hold the shares.

The primary differences between the Investor Class and the Institutional Class are the ongoing fees, minimum purchase amounts and the distribution channels through which shares of the classes may be purchased. As described in “Service and Distribution Plan” below, a Rule 12b-1 fee is paid from Investor Class assets at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares as compensation to the Distributor for providing distribution, marketing and administrative services primarily intended to result in the sale of Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan.

The minimum initial investment in the Fund is $1,000 to purchase Investor Class shares and $100,000 to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares does not apply to:

•	Investors in fee-based investment advisory programs sponsored by a broker-dealer or other financial institution, that have entered into a special arrangement with the Fund and/or the Distributor specifically for such purchases, provided that the program invests in the Fund through an omnibus account.

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•	Employer-sponsored retirement or benefit plans that invest in the Fund through an omnibus account, directly or through an intermediary, provided that, in the case of investment through an intermediary, the intermediary has entered into a special arrangement with the Fund and/or the Distributor specifically for that purpose.

•	Individual retirement accounts, including Regular and Roth IRAs, individual Section 403(b) plans, and Section 401(a) or (k) accounts.

You can exchange all or part of your shares of a particular class of the Fund for shares of the same class of another Value Line mutual fund or any other funds offered through the Distributor, provided that such fund offers the same class of shares and your investment in such fund satisfies any applicable minimum investment or other criteria for purchasing shares of such class of the fund. Consult with your intermediary or Shareholder Services at 855-400-5941 to determine if your shares of the Fund are eligible for exchange into shares of another fund of the same class or a different class with a lower minimum initial investment or other criteria that you satisfy. If the other fund does not offer multiple classes, you may still obtain shares of such fund in exchange for your Fund shares, provided you satisfy any applicable criteria for purchasing shares of such fund. There may be limitations on exchanging Fund shares for shares of another fund or a different class of shares, or moving shares held in certain types of accounts to a different type of account or a new account maintained by a financial intermediary.

You may be eligible to convert your Institutional Class shares of the Fund into Institutional Class shares of the Fund if your investment in the Fund appreciates in value, or increases through additional purchases or exchanges, to exceed any applicable minimum investment for purchasing Institutional Class shares of the Fund. Consult with your intermediary or Shareholder Services at 855-400-5941 to determine if your Investor Class shares are eligible for conversion into Institutional Class shares of the Fund. If you hold Institutional Class shares, and exchanges or redemptions from the Fund cause the balance of your investment to fall below any applicable minimum investment for purchasing Institutional Class shares, the Fund may ask you to increase your balance within 30 days. If your account is not brought up to the minimum, the Fund may convert your Institutional Class shares into Investor Class shares or redeem all of your shares and close your account.

SERVICE AND DISTRIBUTION PLAN AND SUB-TRANSFER AGENCY FEES

Service and Distribution Plan

The Fund has adopted, on behalf of the Investor Class, the Plan which is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders. Under the Plan, the Distributor is paid Rule 12b-1 fees from Investor Class assets at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. The principal services and expenses for which such amounts may be used are primarily intended to result in the sale of Investor Class shares and include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to the Board of Trustees each quarter. Because of the Plan, long-term shareholders of Investor Class shares may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

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The Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

The Plan is subject to annual approval by the Trustees, including the non-interested Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the Investor Class shares of beneficial interest in the Fund. Pursuant to the Plan, a new Trustee who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Trustees who are not “interested persons.” Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Trustees has a financial interest in the operation of the Plan.

The Plan was adopted because of its anticipated benefits to the Fund’s Investor Class and its shareholders. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving the investment objectives. Although the Plan is adopted and evaluated in light of its benefits to the Investor Class, all share classes of the Fund (including the Institutional Class) are likely to participate in certain of these benefits. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds and, as applicable, the classes of the Funds based on their relative net asset value or another reasonable method of allocation.

Sub-Transfer Agency Services and Fees

The Fund has adopted, on behalf of each class, a Sub-Transfer Agency and Servicing Plan, pursuant to which financial intermediaries are compensated out of assets attributable to such class for providing sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Fund. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to State Street if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services with respect to shares of the applicable class in the omnibus account maintained with the financial intermediary exceed (x) $0 in the case of Institutional Class shares, or (y) the amount paid under the Plan in the case of Investor Class shares. In addition, the amount of sub-transfer agency fees payable by a given class of shares to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets attributable to such class of shares. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. The Sub-Transfer Agency and Servicing Plan is subject to annual approval by the Board and is terminable at any time by the Board. In addition to payments by Institutional Class and Investor Class shares under the Sub-Transfer Agency and Servicing Plan and payments by Investor Class shares under the Plan, the Distributor or its affiliates may make additional payments to the financial intermediary out of their own assets as described below.

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Additional Financial Intermediary Compensation

If you purchase shares of the Fund through a broker, fund trading platform or other financial institution or intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) from the Trust on behalf of the Fund and/or from the Distributor, the Adviser, the Manager, and/or their affiliates (collectively, the “Service Providers”). The amount of such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary, and in certain instances are subject to minimum payment levels. Compensation from the Service Providers may vary among intermediaries. The types of payments an intermediary may receive include:

•	Payments under the Plan which are asset-based charges paid from the assets of the Fund attributable to Investor Class shares;

•	Payments for sub-transfer agency and related services to omnibus account investors, which are paid from the assets of the Fund attributable to Investor Class shares and Institutional Class shares; and

•	Payments by the Service Providers out of their own assets. These payments are in addition to payments made from assets of the Fund, such as payments under the Plan and payments for sub-transfer agency and related services. These payments may take the form of, among other things: “due diligence” payments for an intermediary’s examination of the Fund and payments for providing extra employee training, education and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees for providing assistance in promoting the sale of the Fund’s shares; payments for the sale of shares and/or the maintenance of share balances; maintenance fees; and set-up fees regarding the establishment of new accounts. You should consult with your intermediary and review carefully any disclosure by the intermediary as to compensation received by it for more information about the payments described above. Although a portion of the Service Providers’ revenue comes directly or indirectly in part from fees paid by the Fund and other funds, these payments do not increase the price paid by investors for the purchase of shares of the Fund or other funds. The Service Providers generally agree amongst themselves what payments to make to intermediaries and which Service Provider will bear or make such payments. Payments of this type are sometimes referred to as revenue-sharing payments.

In addition, the Service Providers may contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Service Providers may also: (i) pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events, and (iii) provide other sales and marketing conferences and other resources to intermediaries and their salespersons.

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Payments to an intermediary may be significant to the intermediary, and amounts that intermediaries pay to your financial advisor or investment professional may also be significant for your financial advisor or investment professional. Because an intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, revenue sharing payments create conflicts of interest between the intermediary and its clients and these financial incentives may cause the intermediary to recommend the Fund and other funds over other investments. The same conflict of interest exists with respect to your financial advisor or investment professional if he or she receives similar payments from his or her intermediary firm.

The maximum amount of compensation that may be paid to any intermediary out of assets of the Fund under the Plan is 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. The maximum amount of compensation for sub-transfer agency and related services that may be paid out of assets attributable to either class to any intermediary is the lower of (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to State Street if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub-transfer agency and related services with respect to shares of the applicable class in the omnibus account exceed (a) $0 in the case of Institutional Class shares, or (b) the amount paid under the Plan in the case of Investor Class shares. In addition, the amount of sub-transfer agency fees payable by a given class of shares to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets attributable to such class of shares. Generally, the maximum amount of additional compensation that the Service Providers pay to any intermediary from their own assets is 0.13% of the average daily net assets attributable to Investor Class shares and expected to be 0.08% of the average daily net assets attributable to Institutional Class shares. However, to the extent one or more Service Providers waives any fees it would have otherwise received under a Plan or if payments for sub-transfer agency and related services are not paid by the Fund (e.g., because of an agreement to limit the Fund’s expense ratio), such Service Provider (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

As of September 30, 2015, the Service Providers make payments (or in the case of Institutional Class shares, anticipate making payments as the class commences operations) out of their own assets to the following intermediaries (and/or broker dealers and other financial services firms under common control with these organizations (or their successors or assignees)) whose fees may exceed payments by the applicable class under the Sub-Transfer Agency and Servicing Plan and, in the case of the Investor Class, the Plan.

E*Trade
Fidelity/NFSC
Hand Securities
MG Trust
Pershing LLC
PNC Bank

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Schwab
TD Ameritrade
USAA

Vanguard Fiduciary
Vanguard Mkt Corp

Intermediaries may have been added or removed from the list above since that date.

Intermediaries may charge their clients additional fees for account-related services. For example, intermediaries may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of any such fee is determined by, and should be disclosed to its customers by, each individual intermediary. Service fees typically are fixed, nominal dollar amounts and are in addition to the charges described in the Prospectuses and this SAI. Your intermediary should provide you with specific information about any service fees you will be charged.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility.

Commission rates and spreads, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account as principals and not as brokers, without stated commissions, though the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Research services provided to the Adviser by broker-dealers are available for the benefit of all Value Line Funds and accounts managed by the Adviser, and the allocation of such benefits relative to commissions paid by the Fund will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. When services and information are furnished to the Adviser at no cost, certain of these services might relieve the Fund or the Adviser of expenses which they would otherwise have to pay. The advisory fee paid by the Fund to the Adviser will not be reduced as a result of the Adviser’s receipt of information and research services. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other Value Line Funds, but this fact, or the volume of such sales, is not a consideration in their selection.

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Portfolio Turnover. When available, the Fund’s portfolio turnover rate for recent fiscal years will be provided under “Financial Highlights” in the Fund’s Prospectus.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases. Shares of the Fund are purchased at the net asset value next calculated after receipt of a purchase order. The minimum amount of an initial investment in the Fund varies depending on the class of shares you buy and the type of account, as described above in “CAPITAL STOCK AND SHARE CLASSES.” The minimum amount of any additional investment is $100, provided that no minimum applies to the automatic reinvestment of dividends and distributions received from the Fund. The Fund reserves the right to reduce or waive the minimum purchase requirements.

Automatic Purchases. The Fund offers a free service to its Investor Class shareholders, the Systematic Purchase Plan, through which monthly investments of $25 or more may be made automatically into the shareholder’s Fund account. The required form to enroll in this program is available upon request from the Distributor.

Retirement Plans. Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the Fund’s investment objectives be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-855-400-5941.

Redemptions. The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange (the “NYSE”) is closed, other than customary weekend and holiday closing, or (b) during which trading on the NYSE is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

Redemptions are taxable transactions for shareholders that are subject to tax. The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes to the extent that shares of the same Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of the Fund’s Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

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Calculation of Net Asset Value. The Fund’s net asset value per share of each class is determined, for purposes of both purchases and redemptions, once daily as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. The net asset value per share is determined, on a per class basis, by dividing the total value of all the securities and other assets of the Fund, less any liabilities, by the total number of outstanding shares. Securities for which market prices or quotations are readily available are priced at their market value, which in the case of equity securities traded on an exchange or the NASDAQ Stock Market is typically the last quoted sale or the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities market value is typically deemed to be the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available, or are determined not to reflect accurately fair value are valued at fair value as determined by the Adviser pursuant to policies and procedures adopted by the Fund’s Board of Trustees. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service or by prices furnished by recognized dealers in such securities. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, unless an instrument’s amortized cost is not approximately the same as its fair value, in which case the instrument is priced at fair value.

TAXES

The Fund intends to elect to be treated and to qualify for the favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its asset, and distribution of its income to shareholders. By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund will not be subject to federal income tax on net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

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If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above but was eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If a Fund were not eligible for such relief or does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, the Fund is permitted to carry forward its net capital losses indefinitely to offset future capital gains of the Fund.

Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or if certain conditions are met, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such reduced maximum U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from the Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

The applicable reduced maximum federal income tax rate on qualified dividend income varies depending on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions in which case the applicable tax rate is 0%).

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A dividend that is attributable to qualified dividend income of the Fund that is paid to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the reduced maximum federal income tax rate on long-term capital gains. The applicable reduced maximum U.S. federal income tax rate on capital gains also depends on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%). A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

A 3.8% Medicare tax also is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally includes distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. For U.S. individuals, this threshold generally is exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

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Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year even when such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Dividends received by the Fund directly (or indirectly from an Underlying Fund that is a regulated investment company) from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and reported by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Upon request, the Fund will inform shareholders of the amounts of the qualifying dividends.

A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In addition, capital gains recognized from redemptions and exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed above.

Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carrybacks and carryovers allowable for excess losses.

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In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the Internal Revenue Service (“IRS”) and shareholders the “cost basis” of shares acquired, redeemed, exchanged or otherwise sold by shareholders. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules. Please note that if a shareholder is a C corporation, unless the Fund has actual knowledge that it is a C corporation or it has previously notified us in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing us of its C corporation status or the Fund will be obligated to presume that it is an S corporation and to report the cost basis of Fund shares that are redeemed, exchanged or otherwise sold to the IRS and to the shareholder pursuant to these rules. Also, if the shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. A shareholder should contact the Fund to make, revoke or change such an election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the cost basis for such shareholder.

Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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To the extent that an Underlying Fund invests in stock of foreign issuers, the Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If an Underlying Fund in which the Fund invests qualifies to pass through a federal income tax credit or deduction to its shareholders for its foreign tax paid, the Fund may choose to pass through its allocable amount of such tax credit or deduction to its shareholders, provided that at the close of each quarter of each taxable year at least 50% of the value of the Fund’s total assets is represented by interests in other regulated investment companies. If the Fund is eligible to make such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize deductions for federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by such Underlying Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above, but you will still be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Underlying Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from an Underlying Fund’s capital gains will not be treated as income from foreign sources. If such an election is made, the Fund will notify you of the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources.

If an Underlying Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Underlying Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to the Fund any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in Underlying Funds that invest in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize UBTI if (1) the acquisition of Fund shares was debt financed; or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit; or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).

A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, subject to certain limited exceptions, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.

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For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% “backup withholding” requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund currently only for certain taxable years of the Fund commencing prior to January 1, 2014, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to back-up withholding at the rate of 28% on certain other payments from the Fund. While the Fund does not expect its shares will constitute U.S. real property interests, if the Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or as short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the non-resident alien U.S. withholding tax at the 30% rate (or lower treaty rate if applicable). Non-U.S. shareholders should consult their own tax advisor on these matters.

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Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (1) certain foreign financial institutions unless they (i) enter into an agreement with the IRS to determine which (if any) of its accounts are U.S. accounts and comply with annual information reporting with respect to such accounts, (ii) comply with an applicable intergovernmental agreement entered into with respect to FATCA, or (iii) demonstrate that they are otherwise exempt from reporting under FATCA, and (2) certain other foreign entities unless (i) they certify certain information about their direct and indirect U.S. owners, or (ii) demonstrate that they are otherwise exempt from reporting under FATCA. This withholding tax is being phased in commencing on July 1, 2014 for certain payments of income dividends and will apply to payments of capital gain dividends and gross redemption proceeds made by the Fund on or after December 31, 2016.

In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an intergovernmental agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial (i.e., more than 10%) U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. A non-exempt foreign shareholder resident in a country that has entered into an intergovernmental agreement with the U.S. with respect to FATCA will be exempt from FATCA withholding provided that the shareholders and the applicable foreign government comply with the terms of the agreement. A foreign shareholder that invests in the Fund will need to provide the Fund with documentation properly certifying the shareholder’s status under FATCA (currently proposed as /Form W-8BEN-E for entities) to avoid the FATCA withholding. The foregoing is only a general summary of certain provisions of FATCA. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

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FINANCIAL STATEMENTS

The Fund’s unaudited financial statements for the semi-annual period ended June 30, 2015, including the financial highlights for such period appearing in the 2015 Semi-Annual Report to Shareholders, are incorporated by reference in this Statement of Additional Information. The following information has been derived from the Fund’s financial statement which was audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statement, is included herein.

Worthington Value Line Dynamic Opportunity Fund

Statement of Assets and Liabilities
January 13, 2015
ASSETS:
Cash	$100,000
Total Assets	100,000
LIABILITIES:
Total Liabilities	0
Net Assets	$100,000
NET ASSETS CONSIST OF:
Paid-in capital (no par value, unlimited shares authorized, 10,000 shares outstanding)	$100,000
Net Assets	$100,000
Net Asset Value Per Outstanding Share ($100,000 ÷ 10,000 shares outstanding)	$10.00

See Notes to Statement of Assets and Liabilities.

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■	Worthington Value Line Dynamic Opportunity Fund

1.	Organization

Worthington Value Line Dynamic Opportunity Fund (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve capital appreciation by primarily investing in a diversified basket of closed-end funds which the investment adviser, EULAV Asset Management (the “Adviser”), believes offer opportunities for growth and dividend income. The Fund is a series of the Value Line Funds Investment Trust (the “Trust”). The Fund is currently the only series in the Trust.

The Fund’s manager is Worthington Capital Management LLC (the “Manager”). The Adviser and Manager, on behalf of the Fund, have agreed to incur all of the Fund’s organizational expenses and certain offering costs. Other offering costs borne by the Fund will be accounted for as a deferred charge until operations begin and thereafter be amortized over 12 months on a straight line basis.

2.	Significant Accounting Policies

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies (U.S. GAAP). Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Federal Income Taxes: It is the intention of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(B) Indemnifications: In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

3.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust’s Board of Trustees, to act as officers and employees of the Trust and pays their salaries. As compensation for its services, the Adviser is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily net assets.

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■	Worthington Value Line Dynamic Opportunity Fund

The Manager oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. The Manager does not exercise investment discretion with respect to the management of the Fund’s investment portfolio. The Manager’s role with respect to the management of the Fund’s investment portfolio is limited to the selection of the Adviser and the review of all purchases and sales of portfolio instruments made by the Fund to assess compliance with its stated investment objective and policies. However, the Manager seeks to enhance and ensure quality control in the Adviser’s investment process with the objective of adding value when compared with the returns of an appropriately selected risk and return benchmark. In this respect, the Manager has developed with Value Line a quantitative model that the Adviser uses as part of its multi-step process in managing the Fund’s portfolio. The Manager also performs other investment advisory, oversight and management responsibilities, including enriching the Adviser’s investment process through the Manager’s insights into and experience with closed-end investment companies, assisting the Adviser in seeking best execution in its selection and use of brokers to transact in shares of closed-end funds, and voting the Fund’s portfolio securities. As compensation for its services and the related expenses borne by the Manager, the Manager is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily net assets.

The Fund has adopted a Service and Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund pays EULAV Securities LLC (the “Distributor”) Rule 12b-1 fees at the annual rate of 0.25% of the Fund’s average daily net assets, which are used by the Distributor for its expenses relating to the distribution, marketing and administrative services with respect to the Fund’s shares. The Distributor also makes payments to broker-dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the Fund’s shares. Such services may include, among other things, answering investor inquiries regarding the Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The Plan also recognizes that the Adviser or Manager may make payments for such services out of their respective fees, past profits or any other source available to them. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the Plan.

4.	Administrator and Custodian

State Street Bank and Trust Company (“SSBT”) is expected to act as the administrator and custodian of the Fund. SSBT will be responsible for calculating the net asset value of the common shares, maintain books and records and provide accounting services, provide custodian services and generally managing the administrative affairs of the Fund.

5.	Subsequent Events

Management has evaluated all subsequent transactions and events through the date on which this statement was issued and has determined that no additional items require adjustment to or disclosure in this statement.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Value Line Funds Investment Trust and the Shareholder of Worthington Value Line Equity Advantage Equity Fund:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Worthington Value Line Equity Advantage Fund (the “Fund”) at January 13, 2015, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
January 20, 2015

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